                                                                  EXHIBIT 10.15

                                                                 EXECUTION COPY



================================================================================



                              AMENDED AND RESTATED
                             PARTICIPATION AGREEMENT

                          dated as of February 9, 1999

                                      among

                              SYMANTEC CORPORATION,
              as Lessee, Construction Agent, Pledgor and Guarantor,

                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                   as Lessor,

                         VARIOUS FINANCIAL INSTITUTIONS
                               IDENTIFIED HEREIN,
                                   as Lenders,

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent,

                                       and

                 THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH
                                    as Agent

                      ------------------------------------

                          Lease Financing of Properties
                            for Symantec Corporation



================================================================================

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT


        THIS AMENDED AND RESTATED PARTICIPATION AGREEMENT (this "Participation Agreement"), dated as of February 9, 1999, is entered into by and among SYMANTEC CORPORATION, a Delaware corporation, as the Lessee, Pledgor and Guarantor (together with its permitted successors and assigns, the "Lessee"; in its capacity as Pledgor, the "Pledgor"; and in its capacity as Guarantor, the "Guarantor"); SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation, as Lessor (together with its permitted successors and assigns, the "Lessor"); the various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; THE BANK OF NOVA SCOTIA, as Documentation Agent, and THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as Agent (in such capacity, the "Agent").


                               W I T N E S E T H:

        WHEREAS, on each Acquisition Date, the Lessor will purchase from one or more third parties designated by the Lessee parcels of Land, together with all Improvements thereon, if any;

        WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, each Property; and

        WHEREAS, the Lessor is willing to provide a portion of the funding of the costs of the acquisition of Land and all Improvements thereon, if any, Fees and the Transaction Expenses incurred in connection therewith;

        WHEREAS, the Lenders are willing to provide financing of the remaining portion of the costs of acquisition of Land and all Improvements thereon, if any, Fees and the Transaction Expenses incurred in connection therewith; and

        WHEREAS, to secure such financing (a) the Lessor will have the benefit of a first priority Lien on the Properties and (b) the Lenders will have the benefit of (i) a Lien on the Lessor's right, title and interest in the Properties, (ii) a guaranty of all of the obligations of the Lessor under the Loan Agreement, and (iii) a pledge of certain marketable securities of the Lessee;

        WHEREAS, the Lessee and the Lessor, with the consent of the Lenders wish to provide for exchange of: (i) the Property subject to Lease Supplement No. 3 and (ii) one million three

                                                         Participation Agreement



hundred twenty five thousand dollars ($1,325,000.00) for certain new property to be subjected to the Master Lease pursuant to Lease Supplement No. 4;

        WHEREAS, the Lenders and the Lessor wish to finance the refurbishment and construction of certain Improvements located on the Land which shall be subject to Lease Supplement No. 4;

        WHEREAS, the Lessee, as Construction Agent, will cause to be refurbished and constructed certain Improvements on the Land subject to Lease Supplement No. 4 and such Improvements, as constructed, will be the property of the Lessor;

        WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, such Improvements;

        WHEREAS, the Lessee, the Lessor, the Lenders and the Agent now desire to amend and create an amended and restated: (a) Participation Agreement, (b) Appendix A to the Participation Agreement, (c) Master Lease, (d) Lease Supplement No. 2, (e) Loan Agreement, (f) Guaranty and (g) Assignment of Lease and Rent;

        In consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

        Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Participation Agreement.


                                   ARTICLE II

          CONDITIONS PRECEDENT TO DOCUMENTATION AND ACQUISITION DATES; CONDITIONS PRECEDENT TO EACH CONSTRUCTION ADVANCE; CONDITIONS
                            TO SUBSTANTIAL COMPLETION

        SECTION 2.1. Documentation Date. The date of effectiveness of this Participation Agreement (the "Documentation Date") shall be deemed to have occurred on the earliest date on which the following conditions precedent shall

                                                         Participation Agreement



have been satisfied or waived, in the reasonable discretion of the Lessor and
Agent:

                (a) Participation Agreement. This Participation Agreement shall have been duly authorized, executed and delivered by the parties hereto.

                (b) Master Lease. The Master Lease shall have been duly authorized, executed and delivered by the parties thereto.

                (c) Loan Agreement. The Loan Agreement shall have been duly authorized, executed and delivered by the parties thereto.

                (d) Assignment of Lease and Rent. The Assignment of Lease and Rent, shall have been duly authorized, executed and delivered by the Lessor, as assignor, to the Lenders, as assignees, and the Assignment of Lease and Rent, shall have been consented to and acknowledged by the Lessee.

                (e) Guaranty. The Guaranty shall have been duly authorized, executed and delivered by the Company.

                (f) Pledge Agreement. The Pledge Agreement shall have been duly authorized, executed and delivered by the parties thereto.

                (g) Corporate Documents. The Lessee shall have delivered to the Agent, the Lessor and each Lender

                        (i) a certificate of its Secretary or an Assistant
                Secretary attaching and certifying as to (A) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (B) its certificate of incorporation and by-laws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party; and

                        (ii) a certificate of good standing with respect to it
                issued by the Secretary of State of the State of Delaware.

                (h) Legal Opinion. The Agent and the Lessor shall have received, with a copy for each Lender, an opinion of

                                                         Participation Agreement



        counsel for the Lessee, covering the matters set forth in Exhibit C, dated the Documentation Date and addressed to the Agent, the Lessor and the Lenders, and otherwise in form and substance reasonably satisfactory to the Agent, the Lessor and the Lenders.

                (i) Representations and Warranties. On the Documentation Date, the representations and warranties of each of the Lessee and in each of the other Operative Documents shall be true and correct in all material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                (j) Fees. The Agent and the Lessor shall have received all Fees then due and payable pursuant to the Fee Letter.

                (k) Certain Transaction Expenses. Counsel for each of the Participants shall have received, to the extent then invoiced, payment in full in cash of all Transaction Expenses payable to such counsel pursuant to Section 9.1.

All documents and instruments required to be delivered pursuant to this Section
2.1 shall be delivered at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York, or at such other location as may be determined by the Lessor, the Lenders and the Lessee, provided that this Agreement shall have no effect if the Documentation Date does not occur on or prior to February 15, 1999.

        SECTION 2.2. Acquisition Dates/Restructuring Date. Each closing date with respect to the acquisition of Land (and the Improvements existing thereon, if any), including specifically the Restructuring Date (each, an "Acquisition Date"), shall occur on the date on which all of the conditions precedent thereto set forth in this Section 2.2 with respect to such acquisition (or exchange) shall have been satisfied or waived by the applicable parties as set forth herein. The parties hereto agree that the Lessor's obligations to acquire any parcel of Land (and Improvements thereon, if any) and the obligation of the Lessor to make available any related Lessor Amount shall not be subject to any conditions precedent set forth in this Section 2.2 to the extent such conditions are actions required of the Lessor. Subject to the preceding sentence, the obligation of the Lessor to acquire any Land

                                                         Participation Agreement


(and/or Improvements, if any) on an Acquisition Date, the obligation of the Lessor to make available any related Lessor Amount on such Acquisition Date and the obligation of each Lender to make any related Loan on such Acquisition Date, are subject to satisfaction or waiver of the following conditions precedent:

                (a) Funding Request. Each of the Lenders, the Lessor and the Agent shall have received a fully executed counterpart of the applicable Funding Request or Exchange Request in accordance with Section 3.4. Each of the delivery of a Funding Request or Exchange Request and the acceptance of the proceeds of such Advance or Exchange shall constitute a representation and warranty by the Lessee that on such Acquisition Date (both immediately before and after giving effect to the making of such Advance and the application of the proceeds thereof), the statements made in Section 8.1 are true and correct.

                (b) Responsible Officer's Certificate. The Lessor and the Lenders shall each have received a Responsible Officer's Certificate of the Lessee, in substantially the form of Exhibit B attached hereto, dated as of the Acquisition Date, stating that (i) to such Responsible Officer's knowledge each and every representation and warranty of the Lessee contained in each Operative Document to which it is a party is true and correct in all material respects on and as of such Acquisition Date; (ii) to such Responsible Officer's knowledge no Default or Event of Default has occurred and is continuing under any Operative Document to which it is a party with respect to the Lessee; (iii) to such Responsible Officer's knowledge each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and
        (iv) the Lessee has duly performed and complied with all conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to such Acquisition Date.

                (c) Deed. On or prior to such Acquisition Date, the Lessor shall have received a Deed with respect to such Property (and/or all Improvements located thereon) being purchased on such Acquisition Date, conveying fee simple title to the applicable Land, and all Improvements existing thereon, if any, to the Lessor and subject only to Permitted Liens.

                                                         Participation Agreement


                (d) Bill of Sale. On or prior to the Acquisition Date, the Lessor shall have received a bill of sale (a "Bill of Sale"), conveying title to the Lessor in any Improvements and other personal property (other than inventory) comprising part of the applicable Property.

                (e) Lease Supplement Lessor and Financing Statements;
        Recordation.

                On or prior to the Acquisition Date

                        (i) the Lessee and the Lessor shall have delivered to
                the Agent and the Lenders the original counterpart of each of the Lease Supplement executed by the Lessee and the Lessor with respect to the applicable Property;

                        (ii) the Lessee shall have delivered to the Lessor all
                Lessor Financing Statements relating to such Property as the Lessor or any other Participant may reasonably request in order to protect the Lessor's interest under the Master Lease and the Lease Supplement relating to the applicable Property to the extent the Master Lease and such Lease Supplement constitute security agreements; and

                        (iii) each of the Participants shall have received
                evidence reasonably satisfactory to it that each of (i) the Lease Supplement and any other instrument constituting a Lessor Mortgage, and (ii) the Lessor Financing Statements, in each case relating to such Property, has been, or are being, recorded in a manner sufficient to properly secure each of their interests therein.

                (f) Appraisal. On or prior to the Acquisition Date, the Lessor and the Lenders shall have received an Appraisal of the applicable Property, in form and substance satisfactory to the Agent and the Lessor, which Appraisal shall show that, as of the Acquisition Date, the Fair Market Sales Value of such Property shall not be less than 100% of the sum of the Property Acquisition Costs for such Property. On or prior to the Restructuring Date with respect to City Center II, the Lessor and the Lenders shall have received such an Appraisal with respect to City Center II and a new Appraisal with respect to City Center I dated within 60 days of such Acquisition Date. If either of the Appraisals referred to in the preceding sentence indicate that the Fair Market Sales Values of

                                                         Participation Agreement


        either City Center I or City Center II as of the Maturity Date will be less than 90% of the Lease Balance therefor, then the parties hereto shall modify the Basic Rent payments due with respect to such Properties so that the Lease Balance as of the Final Maturity Date (assuming payment of all Basic Rent payments as and when due) will equal such appraised Fair Market Sales Values.

                (g) Evidence of Insurance. The Lessor and the Lenders shall have received evidence that the insurance maintained by the Lessee with respect to such Property satisfies the requirements set forth in Article XIII of the Master Lease, setting forth the respective coverage, limits of liability, carrier, policy number and period of coverage.

                (h) Environmental Audit. The Lessor and each Lender shall have received an Environmental Audit with respect to the applicable Property in form and Substance reasonably satisfactory to the Lessor and the Agent. On or prior to the Acquisition Date with respect to City Center II, the Lessor and Lenders shall have received an Environmental Audit with respect to City Center II dated within 90 days of such Acquisition Date and reasonably satisfactory in form and substance to the Lessor and the Agent.

                (i) Property Survey and Title Insurance. On or prior to the Acquisition Date and on the Restructuring Date, the Lessee shall have delivered to each of the Lessor and the Agent, on behalf of the Lenders, an American Land Title Association ("ALTA")/1992 (Urban) Survey of such Property certified to the Participants and the title company and otherwise in form reasonably acceptable to the Participants and a commitment to deliver an ALTA extended owners and lenders title insurance policy covering such Property in favor of the Lessor and the Agent, on behalf of the Lenders, respectively, such policy in an amount not less than the sum of the related Property Acquisition Costs and to be reasonably satisfactory to the Agent and the Lessor with such customary endorsements issued by the title company as a routine matter, if requested by the Agent.

                (j) Subleases. With respect to any Property that as of the Acquisition Date is subject to a sublease between the Lessee, as sublessor, and the sublessee thereof, then on or prior to such Acquisition Date (i) the Lessee shall

                                                         Participation Agreement


        have delivered a copy of each such sublease to the Lessor and the Agent, and (ii) with respect to each such sublease, except for the sublease to Apple Computer, Inc., the Lessee shall have executed and delivered, and caused each such sublessee to execute and deliver, to the Lessor and the Agent, a Subordination, Nondisturbance and Attornment agreement in the form of Exhibit D.

                (k) Governmental Approvals. All necessary Governmental Actions required by any Requirement of Law or any Property Legal Requirements for the purpose of authorizing the Lessor to acquire the applicable Property shall have been obtained or made and be in full force and effect.

                (l) Litigation. No action or proceeding shall have been instituted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of any Operative Document or any transaction contemplated hereby or thereby or
        (ii) which is reasonably likely to materially and adversely affect the Lessee.

                (m) Requirements of Law. The transactions contemplated by the Operative Documents do not and will not violate any Material Requirement of Law and do not and will not subject the Lessor to any Material adverse regulatory prohibitions or constraints.

                (n) No Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Documents, and no Default or Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of the Land and Improvements located thereon, if any, requested by such Funding Request.

                (o) No Material Adverse Change. As of the Acquisition Date, there shall not have occurred any Material adverse change in the consolidated assets, liabilities, results of operations, or financial condition of the Lessee from that set forth in the Submitted Financial Statements.

                (p) Supplement to Assignment of Lease and Rent. On or prior to such Acquisition Date, the Lessor shall have delivered to the Agent a Supplement to the Assignment of

                                                         Participation Agreement



        Lease and Rent with respect to the applicable Property substantially in the form of Exhibit A thereto, together with a consent to and acknowledgement of such Supplement duly executed by the Lessee.

                (q) Opinion of Counsel to the Lessee. On the initial Acquisition Date only, the Participants shall have received an opinion of counsel located in the jurisdiction in which the applicable Land is situated in form and substance reasonably acceptable to the Lessor and the Agent.

                (r) Exchange Request Procedure. In the event that an Exchange Request is submitted by the Lessee regarding an exchange of (i) the Property subject to Lease Supplement No. 3 and (ii) one million three hundred twenty five thousand dollars ($1,325,000.00) for certain new property to be subjected to the Master Lease pursuant to Lease Supplement No. 4, then prior to such exchange there shall be deposited in an account designated by the Lessor one million three hundred twenty five thousand dollars ($1,325,000.00). Upon receipt of such funds the Lessor shall apply such funds to the Lessee's outstanding Lease Balance with respect to City Center I and City Center II in such proportion as requested in writing by the Lessee, provided that if no such request is received by the Lessor prior to the exchange such amount shall be applied to the Lease Balance for City Center II. After the application of such funds the Lease Balance for the Property subject to Lease Supplement No. 3 shall become the Lease Balance for the Property subject to Lease Supplement No. 4 and the Property subject to Lease Supplement No. 3 shall be released from the Lease.

All documents and instruments required to be delivered pursuant to this Section
2.2 shall be delivered to the Lessor at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York, or at such other locations as may be determined by the Lessor, the Lenders and the Lessee.


        SECTION 2.3. Conditions Precedent to each Construction Advance. The obligations of the Lessor to make a Construction Advance on a Construction Payment Date is subject to satisfaction or waiver of the following conditions precedent:

                (a) Funding Request. The Agent shall have received a fully executed counterpart of the applicable Funding Request in accordance with Section 3.4 (except that the

                                                         Participation Agreement



        Funding Request shall be substantially in the form of Exhibit E to Master Amendment No. 1) executed by the Lessee, as Construction Agent. Each of the delivery of a Funding Request and the acceptance of the proceeds of the applicable Construction Advance shall constitute a representation and warranty by the Lessee that on such Construction Payment Date (both immediately before and after giving effect to the making of such Construction Advance and the application of the proceeds thereof), the statements made in Section 8.2 are true and correct.

                (b) Fees. The Agent and the Lessor shall have received all fees then due and payable pursuant to Section 4.3.

                (c) Accuracy of Representations and Warranties. On the applicable Construction Payment Date the representations and warranties of the Lessee contained herein and in each of the other Operative Documents shall be true and correct in all Material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date.

                (d) Litigation. On the applicable Construction Payment Date there shall not be any actions, suits or proceedings pending or, to the knowledge of the Lessee, threatened by or against the Lessee (i) that are reasonably likely to have a Material adverse effect on City Center II or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor with respect to the Lessee or City Center II under the Operative Documents.

                (e) No Default. There shall not have occurred and be continuing any Default or Event of Default under the Master Lease, and no Default or Event of Default under the Master Lease will have occurred after giving effect to the making of the Construction Advance requested by such Funding Request.

                (f) Commitment Amount. After giving effect to the applicable Construction Advance, (x) the condition set forth in Section 3.1(c) shall not be violated, (y) the Property Improvement Costs for City Center II shall not exceed the Construction Commitment therefor.

                                                         Participation Agreement


                (g) Cost of Completion. After giving effect to the applicable Construction Advance, the estimated as yet unpaid cost to the Construction Agent of completing the Construction pursuant to the Construction Documents shall not exceed the Available Construction Commitment.

                (h) Building Permits. All building permits required by any Governmental Authority in connection with the Construction for which the applicable Construction Advance is being made shall have been obtained.

                (i) Prime Construction Contract. With respect to all Construction Advances, the Prime Construction Contract shall have been duly executed and delivered by the parties thereto and shall be in form and substance satisfactory to the Lessor. The Prime Construction Contract for City Center II shall provide for completion of Construction by the Outside Completion Date for a fixed price not in excess of the Available Construction Commitment therefor and shall permit the Construction Agent to withhold at least 10% of amounts due under such contract until Substantial Completion.

                (j) Title Policy Endorsement. The Lessor shall have received on the date of such Construction Advance an endorsement to the title policy delivered pursuant to the Lease (i) indicating that since the date of the preceding Construction Advance there has been no change in the state of title, and (ii) updating the title policy to the date of such Construction Advance.

        SECTION 2.4. Conditions to Substantial Completion of the Property. Substantial Completion shall be deemed to have occurred for purposes of the Operative Documents at such time as the Construction shall have been substantially completed in accordance with the Plans and Specifications and all Applicable Law, as evidenced by certificates of the Architect, the Prime Contractor and the Construction Agent, all in form and substance reasonably satisfactory to the Lessor.


                                   ARTICLE III

                               FUNDING OF ADVANCES

        SECTION 3.1. Advances. (a) Subject to the conditions and terms hereof, the Lessor and the Lenders shall take the following actions at the written request of the Lessee on the Acquisition Date for each Property:

                                                         Participation Agreement



                        (i) the Lessor and the Lenders shall make an Advance
                (out of the funds provided by the Lessor and the Lenders) to the Lessee, for the purpose of financing, if required, the acquisition of Land and Improvements existing thereon, if any, and the Fees and the Transaction Expenses incurred in connection therewith, and the proceeds of such Advances shall be made directly to the Lessee or to such payees designated in writing by the Lessee;

                        (ii) the Lessor shall acquire the Land and Improvements,
                if any (using the funds provided by the Lessor and the Lenders or in exchange for City Center V); and

                        (iii) the Lessor shall lease the Land and Improvements
                to the Lessee under the Master Lease and the respective Lease Supplements.

                (b) Subject to the conditions and terms hereof, (including, without limitation, receipt of a Funding Request (or Exchange Request) in accordance with Section 3.4), the Lessor and the Lenders shall make a Construction Advance on a Construction Payment Date (out of funds provided by the Lessor and the Lenders) to the Lessee, for the purpose of financing the Construction of Improvements prior to the Restructuring Date, for City Center V, and after the Restructuring Date, for City Center II, and the proceeds of such Construction Advances shall be paid directly to the Construction Agent or its designee(s) for the purpose of paying or reimbursing itself for Property Improvement Costs, and paying Capitalized Interest, the Arrangement Fee, the Commitment Fees, Transaction Expenses paid or payable by the Lessee in connection therewith, and all fees paid or payable by the Lessee to the Lessor in connection with the Operative Documents.

                (c) Notwithstanding any other provision hereof, the Participants shall not be obligated to make any Advance if, after giving effect thereto, the aggregate outstanding amounts of each of the Loans and the Lessor Amounts would exceed the Maximum Commitment Amount.


        SECTION 3.2. Lessor Commitment. Subject to the conditions and terms hereof, the Lessor shall make available to the Lessee on each Funding Date an amount (each such amount, a "Lessor Amount") in immediately available funds equal to the

                                                         Participation Agreement



Commitment Percentage of the Lessor of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, the Lessor shall not be obligated to make available any Lessor Amount if, after giving effect to the proposed Lessor Amount, the outstanding aggregate amount of the respective Lessor Amounts of the Lessor would exceed the Lessor's Commitment.

        SECTION 3.3. Lenders' Commitments. Subject to the conditions and terms hereof, the Lenders severally shall make Loans to the Lessor at the request of the Lessee on each Funding Date for each Property in an amount in immediately available funds equal to such Lender's Commitment Percentage of the amount of the Advance being funded to Lessee on such Funding Date. Notwithstanding any other provision hereof, no Lender shall be obligated to make any Loan if, after giving effect to the proposed Loan, the outstanding aggregate amount of such Lender's Loans would exceed such Lender's Commitment.

        SECTION 3.4. Procedures for Advances.

                                                         Participation Agreement


                (a) With respect to each funding of an Advance, the Lessee shall give the Lessor and the Agent prior written notice pursuant to a Funding Request substantially in the form of Exhibit A (a "Funding Request"), which Funding Request shall be delivered not later than 10:00 a.m., five
        (5) Business Days prior to the proposed Funding Date, specifying: (i) the proposed Funding Date, (ii) the amount of Advance requested,(iii) to which Properties such Advance is being allocated and the amount allocated to each Property. The Agent and the Lessor shall calculate the amounts of the Lessor Amounts and the Loans required to fund the requested Advance as it relates to each Property. In the event that the Lessor and the Lenders are unable to obtain a LIBO Rate (Reserve Adjusted) for the period of the Advance requested in any Funding Request, the Lessor and the Lenders shall make available Lessor Amounts and Loans, as the case may be, at the Alternate Base Rate equal to the Advance requested in such Funding Request and (iv) in the case of a Construction Advance, requesting that the proceeds of such Construction Advance be wire transferred to the accounts and Persons specified therein. Such Lessor Amounts and Loans shall accrue Yield or Interest, as the case may be, at the Alternate Base Rate until the date on which the Lessor and the Lenders shall be able to obtain a LIBO Rate (Reserve Adjusted) for the amount of such Advance, at which time such Lessor Amounts and Loans shall convert and thereafter accrue Yield and Interest, as the case may be, at the LIBO Rate (Reserve Adjusted); provided, however, that no such conversion shall occur unless the Lessee shall have submitted an Interest Period Selection Notice in connection therewith.

                (b) The proceeds of each Advance shall be used solely to provide the Lessee with funds with which to pay or reimburse itself for Property Acquisition Costs and Property Improvement Costs.

                                                         Participation Agreement



                                   ARTICLE IV

                              YIELD; INTEREST; FEES


        SECTION 4.1. Yield.

                (a) The amount of the Lessor Amounts outstanding from time to time shall accrue yield ("Yield") at the Yield Rate, calculated using the actual number of days elapsed and, when the Yield Rate is based on the LIBO Rate (Reserve Adjusted), a 360-day year basis and, if calculated at the Alternate Base Rate, a 360-day year basis if the Alternate Base Rate is calculated at the Federal Funds Rate, and a 365-, or, if applicable, 366-, day year basis if the Alternate Base Rate is calculated at the Prime Rate. If all or any portion of the Lessor Amounts, any Yield payable thereon or any other amount payable hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

                (b) The Agent shall distribute, in accordance with Article VII, the Lessor Basic Rent and all other amounts due with respect to the Lessor Amounts paid to the Agent by the Lessee under the Lease from time to time.

                (c) During the Base Lease Term, Yield shall accrue on outstanding Lessor Amounts and shall be paid on each Scheduled Payment Date.

                (d) During the Base Lease Term, the Lessee shall make an amortization payment, if any, with respect to the aggregate Lessor Amounts, on the date and in the amount(s) set forth in the Master Rent Schedule.

                (e) The outstanding aggregate Lessor Amounts shall be repaid in full on the Maturity Date.

        SECTION 4.2. Interest on Loans.

                (a) Each Loan shall accrue interest computed and payable in accordance with the terms of the Loan Agreement.

                (b) The Agent shall distribute, in accordance with the Article VII, the Lender Basic Rent and all other amounts due with respect to the Loans paid to the Lessor by the Lessee under the Lease from time to time.

                                                         Participation Agreement


        SECTION 4.3. Fees; Break Costs. The Lessee hereby agrees to pay the fees set forth in this Section 4.3. All such fees shall be non-refundable.

                (a) Commitment Fees. The Lessee shall pay to the Lessor, for the period (including any portion thereof when the Lessor's obligations pursuant to Section 3.2 are suspended by reason of the Lessee's inability to satisfy any condition of Article II) (x) with respect to City Center V, commencing on (and including) the Improvements Closing Date for City Center V and continuing through (but excluding) the earlier of the Restructuring Date or the last day of the Construction Commitment Period with respect to City Center V, a Commitment Fee at a rate of 0.275% per annum on the average daily unused portion of the Lessor Commitment amount and (y) with respect to City Center II, from the Restructuring Date) to the last day of the Construction Commitment Period, a Commitment Fee at a rate of 0.80% per annum on the average daily unused portion of the Lessor Commitment. The Lessee shall pay to the Agent for distribution to the Lenders in proportion to their respective Loan Commitments, with respect to City Center II, commencing from the Restructuring Date and continuing to the last day of the Construction Commitment Period, a Commitment Fee at a rate of 0.20% per annum on the average daily unused portion of the Loan Commitment. Collectively or individually, as the context may require, the above Commitment Fees payable by the Lessee to either the Lessor or the Agent (for the benefit of the Lenders) shall be referred to as a "Commitment Fee". The Commitment Fee shall be payable by the Lessee in arrears on each Construction Payment Date and on the last day of the Construction Commitment Period. The Commitment Fee, including that portion payable to the Lenders, shall be paid from the proceeds of Advances and the Agent shall instruct the Lessor and the Lenders to make notations in their records that such fees have been paid, capitalized and added to the Lease Balance.

                (b) Arrangement Fee. The Lessee has paid to the Lessor an Arrangement Fee (the "Arrangement Fee"), with respect to City Center V which fee was capitalized and included in the Property Improvement Costs of City Center V. In addition, the Lessee shall pay to the Lessor with respect to City Center II, for distribution by it to the Lenders in proportion to their respective Loan Commitments, an amount equal to 0.10% of the Loan Commitment Amount. Such amounts for City Center II shall be payable on the Restructuring Date and shall be paid from the proceeds of Advances and the Agent shall instruct

                                                         Participation Agreement



        the Lessor and the Lenders to make notations in their records that such fees have been paid, capitalized and added to the Lease Balance.

        (c) Break Costs. To the extent any Participant incurs Break Costs as a result of the occurrence of the Restructuring Date, such Break Costs shall be paid from the proceeds of Advances and the Agent shall instruct the Lessor and the Lenders to make notations in their records that such Break Costs have been paid, capitalized and added to the Lease Balance.

                                    ARTICLE V

                        CERTAIN INTENTIONS OF THE PARTIES

        SECTION 5.1. Nature of Transaction.

                (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor will be treated as the owner and the lessor of the Properties and the Lessee will be treated as the lessee of the Properties and (ii) for all other purposes, including federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amounts and the outstanding principal amount of the Loans, which loans are secured by the Properties and (C) the Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to an owner of properties like the Properties for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that neither the Lessor nor any of the Lenders has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

                (b) Specifically, without limiting the generality of clause (a) of this Section 5.1, the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the

                                                         Participation Agreement


        Lessor, or the Lenders or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Lessor and the Lenders as unrelated third party lenders of the Lessee.

        SECTION 5.2. Amounts Due Under Lease. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee, the Lessor and the Lenders that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due and payable as interest on the Loans and Yield on the Lessor Amounts on each Basic Rent Payment Date; (ii) if the Lessee elects the Purchase Option or becomes obligated to purchase any of the Properties under the Lease, the Loans, the Lessor Amounts, all interest, Yield and Fees thereon and all other obligations of the Lessee owing to the Lessor and the Lenders shall be paid in full by the Lessee; (iii) if the Lessee properly elects the Remarketing Option, the Lessee shall only be required to pay to the Lessor the proceeds of the sale of each of the Properties, the Loan Balance and any amounts due pursuant to Article XIII hereof and Section 20.2 of the Master Lease (which aggregate amounts may be less than the Lease Balance); and (iv) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Properties under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Lease Balance, plus all other amounts then due from the Lessee to the Participants under the Operative Documents.

        SECTION 5.3. Purchase of World Headquarters. In the event that the Purchase Option for World Headquarters is exercised by the Lessee or an assignee thereof and the purchase price paid therefor is in excess of the Lease Balance applicable thereto, the Lessee may deliver all or a portion of such excess to the Lessor and direct the Lessor to apply the amount of such excess to the partial payment of the outstanding Lease Balance for either or both of City Center I or City Center II as agreed upon with the Lessor at the time of such purchase and the Lessor shall comply with such direction.


                                   ARTICLE VI

                              ADDITIONAL COLLATERAL

        SECTION 6.1. Deficiency. If the fair market value, as determined by the Collateral Agent, of the Additional Collateral held by the Collateral Agent shall be less than 102.0% of the Loan Balance then outstanding (any such day of

                                                         Participation Agreement



determination, a "Deficiency Date"), and the Lessee has been given notice of such deficiency by the Collateral Agent pursuant to the terms and conditions of the Pledge Agreement, then, within two Business Days of such Deficiency Date, the Lessee shall deposit with the Collateral Agent such Additional Collateral ("Deficiency Collateral") so as to cause the fair market value, as determined by the Collateral Agent, of Additional Collateral then held by the Collateral Agent pursuant to the terms and conditions of the Pledge Agreement, and after giving effect to the deposit of such Deficiency Collateral, to be equal to or in excess of 102.0% of the then outstanding Loan Balance.

        SECTION 6.2. Surplus. If on any day the fair market value of the Additional Collateral held by the Collateral Agent pursuant to terms and conditions of the Pledge Agreement shall exceed 102.0% of the then outstanding Loan Balance, and provided that no Default or Event of Default has occurred and is continuing, then the Lessee may request in writing to the Agent and the Lessor that the Lessor and the Agent cause the Collateral Agent to release to the Lessee Additional Collateral in an amount such that after giving effect to such release, the fair market value, as determined by the Collateral Agent of the remaining Additional Collateral held by the Collateral Agent subject to the terms and conditions of the Pledge Agreement shall equal or exceed 102.0% of the then outstanding Loan Balance (such released Additional Collateral, "Surplus Collateral"). Upon receipt of such notice, and subject to the terms and conditions of the Pledge Agreement, the Agent and the Lessor promptly shall cause the Collateral Agent to release such Surplus Collateral to the Lessee; provided, however, that after giving effect to such release, no Default of Event of Default shall occur; and provided further, that no release of Surplus Collateral shall in any way affect the obligations of the Lessee pursuant to
Section 6.1.


                                   ARTICLE VII

                                  DISTRIBUTIONS

        SECTION 7.1. Basic Rent. Each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) received by the Agent shall be distributed by the Agent to the Lessor and the Lenders pro rata, without priority, in accordance with, and for application to, the Lender Basic Rent and Lessor Basic Rent then due, as well as any overdue interest or yield due to the Lenders (to the extent permitted by applicable law).

                                                         Participation Agreement



        SECTION 7.2. Purchase Payments by the Lessee.

                (a) Any payment received by the Agent as a result of:

                        (i) the purchase of any or all of the Properties in
                connection with the exercise of the Purchase Option under
                Section 18.1 of the Master Lease,

                        (ii) compliance with the obligation to purchase (or
                cause its designee to purchase) all of the Properties in accordance with Section 18.2 of the Master Lease,

                        (iii) compliance with the obligation to purchase all
                unsold Properties in accordance with Section 16.2(e) of the Master Lease,

                        (iv) failure to fulfill one or more of the conditions to
                exercise of the Remarketing Option with respect to any Property pursuant to Section 20.1 of the Master Lease and Lessor's receipt of the Lease Balance pursuant to the next-to-last paragraph of Section 20.1 of the Master Lease,

                        (v) the payment of the Property Balance with respect to
                any Property in accordance with Section 15.1 of the Master
                Lease,

        shall be distributed by the Agent to the Lessor and the Lenders pro rata without priority of one over the other, in the proportion that the Participant Balance of each of the Lenders and the Lessor bears to the aggregate of all of the Participant Balances.

        SECTION 7.3. Payment of Loan Balance. The payment of the Loan Balance to the Agent in accordance with Section 20.1(k) of the Master Lease upon the exercise of the Remarketing Option shall be distributed to the Lenders for application to pay in full the Participant Balance of each Lender.

        SECTION 7.4. Sales Proceeds of Remarketing of Properties. Any payments received by the Agent as proceeds from the sale of the Properties sold pursuant to the exercise of the Remarketing Option pursuant to Article XX of the Master Lease, together with any payment made as a result of an

                                                         Participation Agreement


appraisal pursuant to Section 13.2, shall be distributed by Agent in the funds so received in the following order of priority:

                first, to the Lessor for application to pay in full the Participant Balance of the Lessor, and second, the balance, if any, shall be promptly paid to the Lessor to be distributed as provided in the Lease.

        SECTION 7.5. Supplemental Rent. All payments of Supplemental Rent received by the Agent (excluding any amounts payable pursuant to the preceding provisions of this Article VII) shall be distributed promptly by the Agent upon receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

        SECTION 7.6. Additional Collateral Realizations. All amounts realized and received by the Agent on account of the exercise of its remedies with respect to the Additional Collateral shall be distributed by the Agent in the following order of priority:

                first, so much of such payment or amount as shall be required to reimburse the Agent or Collateral Agent for any tax, expense or other loss incurred by the Agent or Collateral Agent, as the case may be (to the extent not previously reimbursed and to the extent incurred in connection with any duties as the Agent or Collateral Agent, as the case may be), shall be distributed to the Agent for its own account;

                second, so much of such payments or amounts as shall be required to pay the Agent or the Collateral Agent the amounts payable to it pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to the Agent or the Collateral Agent, as the case may be;

                third, so much of such payments or amounts as shall be required to pay the then existing or prior Lenders the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Lender without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                                                         Participation Agreement



                fourth, to the Lenders for application to pay in full the Participant Balance of each Lender and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender bears to the aggregate Participant Balances of all Lenders; and

                fifth, the balance, if any, of such payment or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

        Notwithstanding the foregoing, (i) proceeds derived from the liquidation of the Additional Collateral shall be distributed first, among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender bears to the aggregate Participant Balances of all Lenders, second, to the Lessor in satisfaction of the Lessor Balance and third, to the extent of any excess, to the Lessee and (ii) proceeds derived from the sale of Properties shall be distributed first, to the Lessor in satisfaction of the Lessor Balance, second, among the Lenders as provided in foregoing clause
(i) and third, to the extent of any excess, to the Lessee.

        SECTION 7.7. Distribution of Payments after Lease Event of Default.

                (a) All amounts received by the Agent during the continuance of a Lease Event of Default, shall, except as provided in Section 7.6, be distributed by the Agent in the following order of priority:

                        first, so much of such payment or amount as shall be
                required to reimburse the Agent for any tax, expense or other loss incurred by the Agent (to the extent not previously reimbursed and to the extent incurred in connection with any duties as the Agent), shall be distributed to the Agent for its own account;

                        second, so much of such payments or amounts as shall be
                required to pay the Agent the amounts payable to it pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to the Agent;

                                                         Participation Agreement



                        third, so much of such payments or amounts as shall be
                required to pay the then existing or prior Lenders and the Lessor the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Lender and Lessor without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                        fourth, to the Lessor to pay in full the Lessor Balance
                then to the Lenders to pay in full any outstanding Loan Balance; and

                        fifth, the balance, if any, of such payment or amounts
                remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

                (b) All payments received and amounts realized by the Agent in connection with any Condemnation during the continuance of a Lease Event of Default shall be distributed by the Agent as follows:

                        (i) in the event that Lessor and the Agent elect to pay
                all or a portion of such amounts to the Lessee for the repair of damage caused by such Condemnation in accordance with Section 14.1(a) of the Master Lease, then such amounts shall be distributed to the Lessee, and

                        (ii) in the event that the Lessor and the Agent elect to
                apply all or a portion of such amounts to the purchase price of the related Property in accordance with Section 14.1(a) and
                Article XV of the Master Lease, then such amounts shall be distributed in accordance with clause (a).

        SECTION 7.8. Other Payments.

                (a) Except as otherwise provided in Sections 7.1, 7.2, 7.6, 7.7 and clause (b) below, any payment received by the Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article VII shall be distributed pro rata among the Lenders and the Lessor without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all the Participant Balances.

                                                         Participation Agreement


                (b) Except as otherwise provided in Sections 7.1, 7.2, 7.6 and 7.7, all payments received and amounts realized by Lessor under the Master Lease or otherwise with respect to the Properties to the extent received or realized at any time after indefeasible payment in full of the Participant Balances of all of the Lenders and the Lessor and any other amounts due and owing to the Lenders or the Lessor, shall be distributed forthwith by the Agent in the order of priority set forth in
        Section 7.7.

                (c) Except as otherwise provided in Sections 7.1 and 7.2, any payment received by Lessor for which provision as to the application thereof is made in an Operative Document but not elsewhere in this
        Article VI shall be distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

        SECTION 7.9. Casualty and Condemnation Amounts. Subject to Section 7.7(b), any amounts payable to the Agent as a result of a Casualty or Condemnation pursuant to Section 14.1 of the Master Lease and the Assignment of Lease and Rent shall be distributed as follows:

                (a) all amounts payable to a Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with Section 14.1(a) of the Master Lease shall be distributed to the Lessee, and

                (b) all amounts that are to be applied to the purchase price of the related Property in accordance with Section 14.1(a) and Article XV of the Master Lease shall be distributed by the Agent to the Lenders and the Lessor pro rata without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all of the Participant Balances. Section 13.10 shall not apply to any distribution or prepayment made pursuant to this Section 7.9(b).

        SECTION 7.10. Order of Application. To the extent any payment made to any Lender or the Lessor pursuant to Section 7.2, 7.3, 7.4, 7.6 or 7.7 is insufficient to pay in full the Participant Balance of such Lender or the Lessor, then each such payment shall first be applied to accrued interest or Yield and then to principal or the Lessor Amount, as applicable.

                                                         Participation Agreement



                                  ARTICLE VIII

                                 REPRESENTATIONS

        SECTION 8.1. Representations of the Participants. Each Participant represents and warrants to each other Participant and the Lessee that:

                (a) ERISA. Such Participant is not and will not be making its Loans or funding its Lessor Amounts hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code).

                (b) Status. Such Participant is a commercial bank, savings and loan association, savings bank, pension plan, depository institution, insurance company, branch or agency of a foreign bank or other similar financial institution, or an Affiliate thereof.

                (c) Power and Authority. Such Participant has the requisite power and authority to enter into and perform under the Operative Documents to which it is a party.

        SECTION 8.2. Representations of the Lessee. The Lessee hereby represents and warrants to each Participant and the Agent that:

                (a) Corporate Status. The Lessee (i) is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where the failure to do so might have a Material adverse effect on it or its properties.

                (b) Corporate Power and Authority. The Lessee has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be

                                                         Participation Agreement



        limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles and except as the same may be limited by certain circumstances under law or court decisions in respect of provisions providing for indemnification of a party with respect to liability where such indemnification is contrary to public policy.

                (c) No Violation. Neither the execution, delivery and performance by the Lessee of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Lessee of the transactions contemplated therein (i) will result in a violation by the Lessee of any provision of any Applicable Law or Materially adversely affect (x) the validity or enforceability of the Operative Documents to which the Lessee is a party, or the title to, or value or condition of, any Property, or (y) the consolidated financial position, business or consolidated results of operations of the Lessee or the ability of the Lessee to perform its obligations under the Operative Documents, (ii) will conflict with or result in any breach which would constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Lessee pursuant to the terms of any indenture, loan agreement or other agreement for borrowed money to which the Lessee is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or
        (iii) will violate any provision of the certificate of incorporation or by-laws of the Lessee.

                (d) Litigation. There are no actions, suits or proceedings pending (except for the actions which have been disclosed to the Lessor in the Lessee's 10-K for the fiscal year ending on April 1, 1998 and 10-Q for the quarterly period ending on October 2, 1998 or, to the knowledge of the Lessee, threatened (i) that are reasonably likely to have a Materially Adverse Effect on any Property or on the businesses, operations, financial condition or Material Assets of the Lessee or (ii) that question the validity of the Operative Documents or the rights or remedies of any Participant with respect to the Lessee or any Property under the Operative Documents. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best of the Lessee's

                                                         Participation Agreement



        knowledge, threatened with respect to the Lessee or any Property which adversely Materially affects the title to, or the use, operation or value of, such Property.

                (e) Governmental Approvals. No Governmental Action by any Governmental Authority having jurisdiction over the Lessee or any Property is required to authorize or is required in connection with (i) the execution, delivery and performance by the Lessee of any Operative Document to which it is a party, (ii) the Construction (other than those that have been obtained or will be obtained as needed), or (iii) the legality, validity, binding effect or enforceability against the Lessee of any Operative Document to which it is a party.

                (f) Investment Company Act. The Lessee is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

                (g) Public Utility Holding Company Act. The Lessee is not a "holding company" or a "subsidiary company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Company Act of 1935, as amended.

                (h) Provided Information. The information and materials which have been provided by the Lessee or on its behalf by any Person to any Participant with respect to each Property, in each case as supplemented or amended prior to the Funding Date, are true and accurate in all Material respects on the date as of which such information and materials are dated or certified and are not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

                (i) Taxes. All United States Federal income tax returns and all other tax returns which are required to have been filed have been or will be filed by or on behalf of the Lessee by the respective due dates, including extensions, and all taxes due with respect to the Lessee pursuant to such returns or pursuant to any assessment received by the Lessee have been or will be paid. The charges, accruals and reserves on the books of the Lessee in respect of taxes or other governmental charges are, in the opinion of the Lessee adequate.

                                                         Participation Agreement


                (j) Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all Material respects with the presently applicable provisions of ERISA and the Code with respect to the Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. No Plan Termination Event has occurred with respect to any Plan or Multiple Employer Plan. No member of the ERISA Group has any knowledge of any event that could result in a liability of any such member to the PBGC, whether under a Plan, a Multiemployer Plan, a Multiple Employer Plan, or otherwise. There have not been any nor are there now existing any events or conditions that would permit any Plan to be terminated under circumstances that would cause the lien provided under Section 4068 of ERISA to attach to the Material Assets of the Lessee or its ERISA Affiliates. The value of the Plans' benefits guaranteed under Title IV of ERISA on the date hereof does not exceed the value of such Plans' assets allocable to such benefits as of the date of this Agreement. No "Prohibited Transaction" within the meaning of Section 406 of ERISA exists or will exist upon the execution and delivery of this Agreement or any Operative Document.

                (k) Environmental Laws. The Lessee is in compliance with all Environmental Laws relating to pollution and environmental control in all domestic jurisdictions in which all real property of the Lessee, including the Land, are located, other than those the non-compliance with which would not have a Material adverse effect on such real property, including the Land, or the consolidated results of operations, business, or consolidated financial position of the Lessee.

                (l) Offer of Securities, etc. Neither the Lessee nor any Person authorized to act on the Lessee's behalf has, directly or indirectly, offered any interest in each Property or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in each such Property), for sale to, or solicited any offer to acquire any of the same from, any Person other than each Participant and the Agent and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission).

                (m) Financial Statements.

                        (i) The Submitted Financial Statements, copies of which
                have been delivered to the Agent and each Participant, present fairly, in conformity with GAAP subject to the disclosures in the Lessee's Form 8-K dated January 6, 1999 filed with the SEC, the financial position of the Lessee as of such date and its results of operations and cash flows for such fiscal year.

                        (ii) The unaudited consolidated statement of financial
                position of the Lessee as of the quarterly period ending on October 2, 1998 and the related unaudited consolidated statements of income, and cash flows for the year to date, copies of which have been delivered to the Agent and each Participant, present fairly, in conformity with GAAP subject to the disclosures in the Lessee's Form 8-K dated January 6, 1999 filed with SEC applied on a basis substantially consistent with the financial statements referred to in clause (i) of this subsection (m), the consolidated financial position of the Lessee as of such date and its consolidated results of operations and cash flows for such year-to-date period (subject to normal year-end adjustments).

                (n) Property. Each Property and the contemplated use thereof by the Lessee and its agents, assignees, employees, lessees, licensees and tenants complies with all Material Requirements of Law (including, without limitation, all zoning and land use laws and Environmental Laws) and Material Insurance Requirements, except for such Requirements of Law as the Lessee shall be contesting in good faith by appropriate proceedings. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental
        Law) pending or, to the best of the Lessee's knowledge, threatened with respect to the Lessee, its Affiliates, or any Property which Materially adversely affects the title to, or the use, operation or value of, any Property.

                (o) Utilities, etc.. All water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service the applicable Improvements for such Property's intended use are available pursuant to adequate permits (including any that

                                                         Participation Agreement


        may be required under applicable Environmental Laws). No fire or other casualty with respect to any Property has occurred which fire or other casualty has had a Material adverse effect on any such Property. Each Property has available all Material services of public facilities and other utilities necessary for use and operation of each Property for its intended purposes including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between such Improvements and public highways for pedestrians and motor vehicles. All utilities serving each Property are located in, and vehicular access to the Improvements on each Property is provided by, either public rights-of-way abutting each Property or Appurtenant Rights. All Material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, required for the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from each Property during the use thereof have either been irrevocably obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be irrevocably obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any use and operation of such Property.

                (p) Title. The applicable Deed will be in form and substance sufficient to convey good and marketable title to the applicable Property in fee simple, subject only to Permitted Liens. The Lessor will at all times during the applicable Term have good title to all Equipment located on each Property and in any Improvements on each Property, subject only to Permitted Liens.

                (q) Insurance. The Lessee has obtained insurance coverage covering the applicable Property which meets the requirements of the Master Lease, and such coverage is in full force and effect. The Lessee carries insurance with reputable insurers in respect of its Material Assets, in such manner, in such amounts and against such risks as is customarily maintained by other Persons of similar size engaged in similar business.

                (r) Flood Hazard Areas. Except as otherwise identified on the applicable survey delivered pursuant to Section 2.1(q), no portion of any Property is located in

                                                         Participation Agreement


        an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. If any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with
        Article XIII of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

                (s) Outstanding Debt. As of the date hereof, the Lessee has no outstanding Indebtedness, other than Indebtedness arising or permitted hereunder or under the Operative Documents, except as reflected on the balance sheets in the Submitted Financial Statements.

                (t) Title to Properties. The Lessee has good and marketable title to all of its Material Assets reflected on the balance sheets in the Submitted Financial Statements, except for such Material Assets as have been disposed of in the ordinary course of business, and all such Material Assets are free and clear of any Lien, except as reflected in the Submitted Financial Statements and/or notes thereto or as otherwise permitted by the provisions hereof or under the Operative Documents, and except for Permitted Liens. The Lessee has such trademarks, trademark rights, trade names, trade name rights, franchises, copyrights, patents, patent rights and licenses as to allow it to conduct its business as now operated, without known conflict with the rights of others.

                (u) Defaults. The Lessee is not in default under (and no event has occurred which with the lapse of time or notice or action by a third party could result in a default under) any instrument evidencing any Indebtedness in excess of $1,000,000.00 or under any agreement relating thereto or any indenture, mortgage, deed of trust, security agreement, lease, franchise or other agreement or other instrument to which any such Person is a party or by which any such Person or any of its Material Assets is subject to or bound.

                (v) Use of Advances. No part of any Advance will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of Debt that was incurred for the purposes of purchasing or carrying, any margin security as such term is defined in
        Section 207.2 of Regulation G of the Board of Governors of the Federal Reserve System (12 C.F.R., Chapter II, Part 207).

                                                         Participation Agreement



                (w) Solvency. The Lessee is Solvent.


                                   ARTICLE IX

                           PAYMENT OF CERTAIN EXPENSES

        The Lessee agrees, for the benefit of the Lessor, the Agent and the Lenders, that:

        SECTION 9.1. Transaction Expenses.

                (a) The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses in respect of the transactions on the Documentation Date and each Funding Date; provided, however, that, if the Lessee has not received written invoices therefor prior to such date, such Transaction Expenses shall be paid within ten (10) days after the Lessee has received written invoices therefor.

                (b) The Lessee shall pay or cause to be paid (i) all Transaction Expenses incurred by the Lessor, the Agent or any Lender in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, in each case which have been requested by or approved by the Lessee, (ii) all Transaction Expenses incurred by the Lessor, the Agent or the Lenders in connection with any purchase of any Property by the Lessee or other Person pursuant to Articles XVIII and XXI of the Master Lease and (iii) all Transaction Expenses incurred by any of the other parties hereto in respect of enforcement of any of their rights or remedies against the Lessee or any other Affiliate of the Lessee in respect of the Operative Documents.

        SECTION 9.2. Brokers' Fees and Stamp Taxes. The Lessee shall pay or cause to be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

        SECTION 9.3. Loan Agreement and Related Obligations. The Lessee shall pay, without duplication of any other obligation of the Lessee to pay any such amount under the Operative Documents, before the due date thereof, all costs, expenses and other amounts (other than principal and interest

                                                         Participation Agreement


on the Loans which are payable to the extent otherwise required by the Operative Documents) required to be paid by the Lessor under the Loan Agreement.


                                    ARTICLE X

                         OTHER COVENANTS AND AGREEMENTS

        SECTION 10.1. Affirmative Covenants of Lessee. The Lessee hereby agrees that so long as this Participation Agreement is in effect, the Lessee shall:

                (a) Information. The Lessee will deliver to the Agent, and each
        Participant:

                        (i) as soon as available and in any event within one
                hundred (100) days after the end of each fiscal year of the Lessee, consolidated statements of financial position of the Guarantor and its consolidated subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, with such consolidated financial statements reported on by Ernst & Young or other independent public accountants of nationally recognized standing reasonably acceptable to the Required Participants;

                        (ii) as soon as available and in any event within sixty
                (60) days after the end of each of the first three quarters of each fiscal year of the Guarantor, a consolidated statement of financial position of the Guarantor as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Guarantor's fiscal year ended at the end of such quarter;

                        (iii) if and when any member of the ERISA Group (1)
                gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV or ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (2) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is

                                                         Participation Agreement


                in reorganization, is insolvent or has been terminated, a copy of such notice; (3) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice;
                (4) applies for a waiver of the minimum funding standard under
                Section 412 of the Code, a copy of such application; (5) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (6) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (7) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Lessee setting forth details as to such occurrence and action, if any, which the Lessee or applicable member of the ERISA Group is required or proposes to take;

                        (iv) as soon as possible and in any event within five
                days after the occurrence of each Event of Default or each event that, with the giving of notice or time elapse, or both, would constitute an Event of Default continuing on the date of such statement, a statement of the authorized officer setting forth details of such Event of Default or event and the action that the Lessee proposes to take with respect thereto;

                        (v) immediately upon any change of the Lessee's
                independent public accountants, notification thereof and such further information as the Agent or the Lessor may reasonably request concerning the resignation, refusal to stand for reappointment after completion of the current audit or dismissal of such accountants;

                        (vi) promptly upon becoming aware thereof, written
                notice of any Material adverse change in the business, or operations of the Lessee;

                        (vii) promptly upon becoming aware thereof, written
                notice of the commencement or existence of any proceeding against the Lessee or any Affiliate of the Lessee by or before any court or governmental

                                                         Participation Agreement



                agency that might, in the reasonable judgment of the Lessee, result in a Material adverse effect on the business, operations or financial conditions of the Lessee or the ability of the Lessee to perform its obligations under the Operative Documents;

                        (viii) as soon as possible and in any event within five
                days after the occurrence of any material violation or alleged violation of an Environmental Law, a statement of an authorized officer setting forth the details of such violation and the action which the Lessee proposes to take with respect thereto;

                        (ix) promptly but no later than five Business Days after
                a Change in Control shall have occurred, provide written notice to the Lessor and the Agent of such occurrence; and

                        (x) from time to time such additional information
                regarding the business, properties, condition or operations, financial or otherwise, of the Lessee, or regarding any Property or the status of any construction thereon, as the Agent or the Lessor may reasonably request.

                (b) Compliance with Laws. The Lessee will comply in all Material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) with respect to its Material Assets, including each Property, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

                (c) Further Assurances. The Lessee shall take or cause to be taken from time to time all action necessary to assure that the intent of the parties pursuant to the Operative Documents is given effect as contemplated by this Lease and that the Lessor holds a perfected Lien on each Property securing the Lease Balance as contemplated by Article V. The Lessee shall execute and deliver, or cause to be executed and delivered, to the Lessor and the Agent from time to time, promptly upon request therefor, any and all other and further instruments (including correction instruments and supplemental mortgages, deeds of trust and security agreements) that may be reasonably requested by the any Participant to cure any deficiency in the execution and delivery of any Operative Document to which it is a party.

                                                         Participation Agreement



                (d) Preservation of Existence, Etc. The Lessee will preserve and maintain its existence and all rights, privileges and franchises necessary and desirable in the normal conduct of its business and the performance of its obligations hereunder and under the Operative Documents.

                (e) Payment of Taxes, Etc. The Lessee shall pay and discharge before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its Material Assets, and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its Material Assets; provided, however, that the Lessee shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings, so long as no public tax sale divesting Lessee of its interest in the Lessor Property can occur during such proceedings.

                (f) Financial Covenants.

                        (i) Quick Ratio. The Lessee shall maintain as of the
                last day of any fiscal quarter (on a consolidated basis) a ratio of "A" to "B" where:

                "A" means the sum of cash, short-term investments, marketable securities not classified as long-term investments, accounts receivable and restricted investments held as collateral under the Pledge Agreement with Sumitomo Bank dated as of October 18, 1996, as amended or restated from time to time ("Restricted Investments"), less the aggregate amount of outstanding liabilities secured or supported by all security interests, liens, encumbrances or rights of others (including any agreement to grant such a security interest, lien or encumbrance in the future, whether contingent or not, and including any lien on the Restricted Investments permitted under subsection 9.03 of the Credit Agreement) on such assets; and "B" means current liabilities, including all funded obligations, outstanding Letter of Credit Obligations and guaranties issued by Borrower (as defined in the Credit Agreement) to the Bank (as defined in the Credit Agreement) outstanding under the Credit Agreement and all similar unfunded instruments outstanding under the Credit Agreement and, in each case, any instrument and agreement required under the Credit Agreement; at least equal to the following number with respect to the following fiscal quarters

                                                         Participation Agreement


                ending: (a) on January 1, 1999 and on April 2, 1999 - 0.75; (b) on July 7, 1999 and thereafter - 1.00.

                        (ii) Tangible Net Worth. The Lessee shall maintain as of
                the last day of any fiscal quarter (on a consolidated basis) Tangible Net Worth during the period beginning on April 3, 1999, in an amount equal to at least 85% of Tangible Net Worth as of April 2, 1999, plus the sum of (i) 75% of net income after income taxes (without subtracting losses) earned in each quarterly accounting period commencing after April 2, 1999 and
                (ii) 100% of Equity Proceeds (as defined in the Credit
                Agreement);

                        (iii) Total Debt to Adjusted EBITDA Ratio. Permit as of
                the last day of any fiscal quarter the ratio (determined on a consolidated basis) of (a) total debt (which shall include Letter of Credit Obligations under the Credit Agreement) to (b) Adjusted EBITDA not to exceed 1.00 : 1:00, where Adjusted EBITDA shall mean the aggregate net income for the immediately preceding four fiscal quarters ending as of that day plus (A) to the extent deducted from gross revenues in computing such net income (i) interest expense, (ii) tax expense, (iii) depreciation, (iv) amortization of goodwill, software development expenses, and other intangibles of any kind, and (v) post-closing, non-cash restructuring charges taken in conjunction with, and within three months following the closing of, each Acquisition (as defined in the Credit Agreement) permitted under the Credit Agreement, minus (B) (i) software development expenses capitalized during such period and (ii) capital expenditures during such period.

                                   ARTICLE XI

                                LESSEE DIRECTIONS

        SECTION 11.1. Lessee Directions. The Lessor and the Lenders hereby agree that, so long as no Lease Default or Lease Event of Default exists, the Lessee shall have the exclusive right to exercise any right of the Lessor under the Loan Agreement upon not less than two (2) Business Days' prior written notice from the Lessee to the Lessor.

                                                         Participation Agreement



                                   ARTICLE XII

                      TRANSFERS OF PARTICIPANTS' INTERESTS

        SECTION 12.1. Assignments. All or any part of the interest of any Participant in, to or under this Participation Agreement, the other Operative Documents, the Properties or the Notes may be assigned or transferred by such Participant at any time; provided, however, that (a) each assignment or transfer shall comply with all applicable securities laws, (b) any assignment or transfer by a Lender to a Person that is not an Affiliate of the transferor thereof shall be subject to the consent of the Lessee (which consent shall not be unreasonably withheld, and no such consent being required with respect to the interest of the Lessor under the Operative Documents), and (c) any assignee or transferee (i) acknowledges that the obligations to be performed from and after the date of such transfer or assignment under this Participation Agreement and all other Operative Documents are its obligations, including the obligations imposed by this Section 12.1 (and the transferor and transferee Participant shall deliver to the Lessee, the Lessor and the Agent an Assignment Agreement, in substantially the form of Exhibit E, executed by the assignee or transferee) and
(ii) further represents and warrants to the Lessor, each Participant and the Lessee that:

                (A) it is a commercial bank, savings and loan association, savings bank, pension plan, depository institution, insurance company, branch or agency of a foreign bank or other similar financial institution, in each case, having a minimum capital and surplus of $50,000,000;

                (B) it has the requisite power and authority to accept such assignment or transfer;

                (C) it will not transfer such Note or interest in a Lessor Amount, as the case may be, unless the proposed transferee makes the foregoing representations and covenants;

                (D) it will not take any action with respect to such Note or interest in a Lessor Amount, as the case may be, that would violate any applicable securities laws; and

                (E) it will not assign or transfer any interest such Note or interest in a Lessor Amount, as the case may be, except in compliance with this Section 12.1.

        Notwithstanding the foregoing, the Lessor shall not sell, transfer, assign or otherwise encumber title to any Property, or any portion of any Property, except as expressly permitted by the Operative Documents or enter into any lease or easement with respect to any Property, or portion of any Property, except as expressly permitted by the Operative Documents.

                                                         Participation Agreement



        SECTION 12.2. Participations. Any Participant may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Sub-Participant"), participating interests in all or a portion of its rights and obligations under this Participation Agreement, the other Operative Documents, the Properties or its Notes (including, without limitation, all or portion of the Rent owing to it); provided, however, that

                (a) no participation contemplated in this Section 12.2 shall relieve such Participant from its obligations hereunder or under any other Operative Document;

                (b) such Participant shall remain solely responsible for the performance of its Commitment and such other obligations;

                (c) the Lessee shall continue to deal solely and directly with such Participant in connection with such Participant's rights and obligations under this Participation Agreement and each of the other Operative documents;

                (d) such Participant shall notify the Lessee of any proposed Sub-Participant; and

                (e) no Sub-Participant shall be entitled to require such Participant to take or refrain from taking any action hereunder or under any other Operative Document except with respect to (i) any change to the amount or timing of the payment of any fees, principal or interest; or (ii) the release of any Lien under the Operative Document.

Each Participant agrees that it will notify the Lessee and Agent promptly of the identity of each Sub-Participant to which it sells a participating interest hereunder and the amount of such participating interest. The Lessee acknowledges and agrees that each Sub-Participant, for purposes of Article XIII, shall be considered a Participant.

        SECTION 12.3. Withholding Taxes; Disclosure of Information; Pledge Under Regulation A.

                (a) If any Participant (or the assignee of or sub-participant of a Participant, each a "Transferee") is organized under the laws of any jurisdiction other than the United States or any State thereof, then such Participant or the Transferee of such Participant, as applicable, shall (as a condition precedent to acquiring or participating in such Loan or lessor Amount and as a

                                                         Participation Agreement


        continuing obligation to the Lessor and the Lessee) (i) furnish to the Lessor and the Lessee in duplicate, for each taxable year of such Participant or Transferee during the term of the Lease, a properly completed and executed copy of either Internal Revenue Service Form 4224 or Internal Revenue Service Form 1001 and Internal Revenue Service Form W-8 or Internal Revenue Service Form W-9 and any additional form (or such other form) as is necessary to claim complete exemption from United States withholding taxes (wherein such Transferee claims entitlement to complete exemption from United States withholding taxes on all payments hereunder), and (ii) provide to the Lessor and the Lessee a new Internal Revenue Service Form 4224 or Internal Revenue Service Form 1001 and Internal Revenue Service Form W-8 or Internal Revenue Service Form W-9 and any such additional form (or any successor form or forms) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Participant or Transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption. By its acceptance of a participation or assignment of a Participant's Note, each Transferee shall be deemed bound by the provisions set forth in this Article XII.

                (b) Any Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
        Article XII, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Lessee, subject to any confidentiality requirements relating to such information.

                (c) Anything in this Article XII to the contrary notwithstanding, any Participant may without the consent of the Lessee assign and pledge all or any portion of the Notes held by it to any Federal Reserve Bank, the United States Treasury or to any other financial institution as collateral security pursuant to Regulation A of the F.R.S. Board and any operating circular issued by the Federal Reserve System and/or the Federal Reserve Bank or otherwise; provided, any payment by the Lessee for the benefit of the assigning or pledging Participant shall be deemed to satisfy the Lessee's obligations with respect thereto.

                                                         Participation Agreement


                                  ARTICLE XIII

                                 INDEMNIFICATION

        SECTION 13.1. General Indemnification.

        (a) Interim Term. The Construction Agent agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless the Lessor (which right to indemnify may be assigned by the Lessor to the Lenders), on an After Tax Basis, from and against, any and all Claims relating to City Center II and arising during the Interim Term for such Property that may be imposed on, incurred by or asserted against the Lessor (whether because of action or omission by the Lessor), whether or not the Lessor shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Restructuring Date or after the Expiration Date, in any way relating to or arising out of any of the circumstances described in clauses (i) through (vii) of Section 13.1(b) below, where such Claims relate to the action or omission of the Lessee or its Affiliates while located, on, in possession of, controlling or acting or failing to act with respect to such Property or arise from fraud, misapplication of funds, illegal acts or willful misconduct of the Lessee or its Affiliates. The Lessee acknowledges and agrees in this connection that (x) such Property (other than City Center II which shall not be in the exclusive control of the Lessee until March 5, 1999) is in its exclusive control and possession during the Interim Term therefor, (y) it is responsible as Construction Agent for the acts and omissions of its subcontractors and agents and (z) it has agreed to maintain such Property free from injury or mishap to third persons.

        (b) Basic Term. The Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Acquisition Date or after the Expiration Date, in any way relating to or arising out of:

                (i) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof;

                                                         Participation Agreement



                (ii) the Properties or any part thereof or interest therein;

                (iii) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to Section 16.2(c), 16.2(e) or 18.3 of the Master Lease or any sale pursuant to Article XV, XVIII or XX of the Master Lease), return or other disposition of all or any part or any interest in the Properties or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any
        Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable,
        (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Properties, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by Lessee pursuant to the Lease which are in effect at any time with respect to the Properties or any part thereof, (5) any Claim for patent, trademark or copyright infringement, and (6) Claims arising from any public improvements with respect to the Properties resulting in any change or special assessments being levied against any Property or any plans to widen, modify or realign any street or highway adjacent to any of the Properties, or any Claim for utility "tap-in" fees;

                (iv) the breach by the Lessee of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

                (v) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Participation Agreement;

                (vi) the existence of any Lien on or with respect to the Properties, the Improvements, any Basic Rent or Supplemental Rent, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of any

                                                         Participation Agreement



        Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Modifications constructed by the Lessee, except Lessor Liens and Liens in favor of the Lender or the Lessor; or

                (vii) subject to the accuracy of any Participant's representation set forth in Section 8.1(a), as to such Participant, the transactions contemplated by the Lease or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code;

        Notwithstanding Section 13.1 (a) or 13.1(b) the Lessee shall not be required to indemnify any Indemnitee under this Section 13.1 for any of the following: (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or any member of its Indemnitee Group (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim) or the breach of any representation, warranty or covenant of such Indemnitee set forth in any Operative Document, (2) any Claim resulting from Lessor Liens which the Lessor is, or the Lenders are responsible for discharging under the Operative Documents, (3) any Claim to the extent attributable to acts or events occurring after the Expiration Date or the return or remarketing of any Property so long as the Lessor or the Lenders are not exercising remedies against the Lessee in respect of the Operative Documents, and (4) any Claim arising from a breach or alleged breach by the Lenders or the Lessor of any agreement entered into in connection with the assignment or participation of any Loan or Lessor Amount. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document. Without limiting the express rights of any Indemnitee under this Section 13.1, this Section 13.1 shall be construed as an indemnity only and not a guaranty of residual value of the Properties or as a guaranty of the Notes.

        SECTION 13.2. End of Term Indemnity.

                (a) If the Lessee elects the Remarketing Option and there would, after giving effect to the proposed remarketing transactions, be a Shortfall Amount, then prior to the Expiration Date and as a condition to the

                                                         Participation Agreement



        Lessee's right to complete the remarketing of the Properties pursuant to
        Section 20.1 of the Master Lease, the Lessee shall cause to be delivered to the Lessor at least one hundred twenty (120) days prior to the Expiration Date, at the Lessee's sole cost and expense, a report from the Appraiser in form and substance satisfactory to the Participants (the "End of the Term Report") which shall state the appraiser's conclusions as to the reason for any decline in the Fair Market Sales Value of the applicable Property from that anticipated for such date in the Appraisal delivered on the Acquisition Date/Restructuring Date.

                (b) If the Lessee elects the Remarketing Option, then on or prior to the Expiration Date the Lessee shall pay to the Lessor an amount (not to exceed the Shortfall Amount) equal to the portion of the Shortfall Amount that the End of the Term Report demonstrates was the result of a decline in the Fair Market Sales Value of the applicable Property due to

                        (i) any rebuilding of the applicable Properties or any
                part thereof by the Lessee (except in connection with a Casualty, unless such rebuilding failed to restore the Property as required under the Lease), or any failure to restore a Property after a Condemnation where the proceeds derived therefrom were made available to the Lessee for restoration, or

                        (ii) the existence of any Hazardous Activity, Hazardous
                Materials or Environmental Violations, the indemnity for which shall not exceed the cost of the remediation thereof, or

                        (iii) any restoration or rebuilding carried out by the
                Lessee, or

                        (iv) any condemnation of any portion of any of the
                applicable Properties pursuant to Article XIV of the Master Lease, or

                        (v) any use of any of the applicable Properties or any
                part thereof by the Lessee or any sublessee other than as contemplated by the applicable Appraisal, or

                        (vi) any grant, release, dedication, transfer,
                annexation or amendment made pursuant to Section 11.2 of the Master Lease, or

                                                         Participation Agreement

                        (vii) the failure of the Lessor to have good and
                marketable title to any of the applicable Properties free and clear of all Liens (excluding Permitted Liens), or

                        (viii) the existence of any sublease relating to any of
                the applicable Properties that shall survive the Expiration
                Date.

        SECTION 13.3. Environmental Indemnity. Without limitation of the other provisions of this Article XIII, the Lessee hereby agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to, to the extent the Lease Balance has not been fully paid, any loss of value of the Property related thereto), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising in whole or in part, out of

                (a) the presence on or under any of the Properties of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto any of the Properties,

                (b) any activity, including, without limitation, construction, carried on or undertaken on or off any of the Properties, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under any of the Properties,

                (c) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines

                                                         Participation Agreement



        and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Hazardous Materials Laws,

                (d) any claim concerning lack of compliance with Hazardous Materials Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records, or

                (e) any residual contamination on or under any of the Land, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

provided, however, the Lessee shall not be required to indemnify any Indemnitee under this Section 13.3 for (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or (2) any Claim to the extent attributable to acts or events occurring after the expiration of the Term or the return or remarketing of any such Property so long as the Lessor and the Lenders are not exercising remedies against the Lessee in respect of the Operative Documents. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document.

        SECTION 13.4. Proceedings in Respect of Claims. With respect to any amount that the Lessee is requested by an Indemnitee to pay by reason of Section
13.1 or 13.3, such Indemnitee shall, if so requested by the Lessee and prior to any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

        In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its obligation to fully indemnify such Indemnitee in

                                                         Participation Agreement


respect of such action, suit or proceeding, and, the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided, further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or will involve a risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Property or any part thereof unless, in the case of civil liability, the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) a Lease Event of Default has occurred and is continuing. The Indemnitee will join in the Lessee's efforts to sever such action. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under
Section 13.1 or 13.3 without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee.

        Each Indemnitee shall at the expense of the Lessee supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by Section 13.1 or 13.3. Unless an Event of Default under the Lease shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1 or 13.3 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 13.1 or
13.3 with respect to such Claim.

        Upon payment in full of any Claim by the Lessee pursuant to Section 13.1 or 13.3 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained

                                                         Participation Agreement


by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

        Any amount payable to an Indemnitee pursuant to Section 13.1 or 13.3 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

        SECTION 13.5. General Tax Indemnity.

                (a) Indemnification. The Lessee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the applicable Property and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

                (b) Contests. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Imposition as to which the Lessee may have an indemnity obligation pursuant to this Section 13.5, or if any Tax Indemnitee shall determine that any Imposition to which the Lessee may have an indemnity obligation pursuant to this Section 13.5 may be payable, such Tax Indemnitee shall promptly (and in any event, within 30 days) notify the Lessee in writing (provided that failure to so notify the Lessee within 30 days shall not alter such Tax Indemnitee's rights under this Section 13.5 except to the extent such failure precludes or materially adversely affects the ability to conduct a contest of any indemnified Taxes) and shall not take any action with respect to such claim, proceeding or Imposition without the written consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 30 days after the receipt of such notice by the Lessee; provided, however, that in the case of any such claim or proceeding, if such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 30-day period, such Tax Indemnitee shall in such notice to the Lessee, so inform the Lessee, and such Tax Indemnitee shall not take any action with respect to such claim, proceeding or Imposition without the consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 10 days after the

                                                         Participation Agreement


        receipt of such notice by the Lessee unless such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 10-day period.

                The Lessee shall be entitled for a period of 30 days from receipt of such notice from such Tax Indemnitee (or such shorter period as such Tax Indemnitee has notified the Lessee is required by law or regulation for such Tax Indemnitee to commence such contest), to request in writing that such Tax Indemnitee contest the imposition of such Tax, at the Lessee's expense. If (x) such contest can be pursued in the name of the Lessee and independently from any other proceeding involving a Tax liability of such Tax Indemnitee for which the Lessee has not agreed to indemnify such Tax Indemnitee, (y) such contest must be pursued in the name of such Tax Indemnitee, but can be pursued independently from any other proceeding involving a Tax liability of such Tax Indemnitee for which the Lessee has not agreed to indemnify such Tax Indemnitee or
        (z) such Tax Indemnitee so requests, then the Lessee shall be permitted to control the contest of such claim, provided that in the case of a contest described in clause (y), if such Tax Indemnitee determines reasonably and in good faith that such contest by the Lessee could have a material adverse impact on the business or operations of such Tax Indemnitee and provides a written explanation to the Lessee of such determination, such Tax Indemnitee may elect to control or reassert control of the contest, and provided, that by taking control of the contest, the Lessee acknowledges that it is responsible for the Imposition ultimately determined to be due by reason of such claim, and provided, further, that in determining the application of clauses (x) and (y) of the preceding sentence, each Tax Indemnitee shall take any and all reasonable steps to segregate claims for any Taxes for which the Lessee indemnifies hereunder from Taxes for which the Lessee is not obligated to indemnify hereunder, so that the Lessee can control the contest of the former. In all other claims requested to be contested by the Lessee, such Tax Indemnitee shall control the contest of such claim, acting through counsel reasonably acceptable to the Lessee. In no event shall the Lessee be permitted to contest (or such Tax Indemnitee required to contest) any claim, (A) if such Tax Indemnitee provides the Lessee with a legal opinion of counsel reasonably acceptable to the Lessee that such action, suit or proceeding involves a risk of imposition of criminal liability or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Property or any part of any thereof unless the Lessee shall have posted and maintained a bond or other security satisfactory to the relevant Tax Indemnitee in respect to such risk, (B) if an Event of Default has occurred and is continuing unless the Lessee shall have posted and maintained a bond or other security

                                                         Participation Agreement


        satisfactory to the relevant Tax Indemnitee in respect of the Taxes subject to such claim and any and all expenses for which the Lessee is responsible hereunder reasonably foreseeable in connection with the contest of such claim, (C) unless the Lessee shall have agreed to pay and shall pay, to such Tax Indemnitee on demand all reasonable out-of-pocket costs, losses and expenses that such Tax Indemnitee may incur in connection with contesting such Imposition including all reasonable legal, accounting and investigatory fees and disbursements, or (D) if such contest shall involve the payment of the Tax prior to the contest, unless the Lessee shall provide to such Tax Indemnitee an interest-free advance in an amount equal to the Imposition that the Indemnitee is required to pay (with no additional net after-tax costs to such Tax Indemnitee). In addition for Tax Indemnitee controlled contests and claims contested in the name of such Tax Indemnitee in a public forum, no contest shall be required: (A) unless the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Tax Indemnitee with respect to any period for which the Lessee may be liable to pay an indemnity under this Section 13.5(b)) exceeds $75,000 or (B) unless, if requested by such Tax Indemnitee, the Lessee shall have provided to such Tax Indemnitee an opinion of counsel selected by the Lessee (which may be in-house counsel) (except, in the case of income taxes indemnified hereunder which shall be an opinion of independent tax counsel selected by such Tax Indemnitee and reasonably acceptable to the Lessee) that a reasonable basis exists to contest such claim. In no event shall a Tax Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court.

                The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Taxes (or claim for refund) but the decisions regarding what actions to be taken shall be made by the controlling party in its sole judgement, provided, however, that if such Tax Indemnitee is the controlling party and the Lessee recommends the acceptance of a settlement offer made by the relevant Governmental Authority and such Tax Indemnitee rejects such settlement offer then the amount for which the Lessee will be required to indemnify such Tax Indemnitee with respect to the Taxes subject to such offer shall not exceed the amount which it would have owed if such

                                                         Participation Agreement


        settlement offer had been accepted. In addition, the controlling party shall keep the noncontrolling party reasonably informed as to the progress of the contest, and shall provide the noncontrolling party with a copy of (or appropriate excerpts from) any reports or claims issued by the relevant auditing agents or taxing authority to the controlling party thereof, in connection with such claim or the contest thereof.

                Each Tax Indemnitee shall at the Lessee's expense supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 13.5(b). Notwithstanding anything in this Section 13.5(b) to the contrary, no Tax Indemnitee shall enter into any settlement or other compromise or fail to appeal an adverse ruling with respect to any claim which is entitled to be indemnified under this Section 13.5 (and with respect to which contest is required under this Section 13.5(b)) without the prior written consent of the Lessee, unless such Tax Indemnitee waives its right to be indemnified under this Section 13.5 with respect to such claim.

                Notwithstanding anything contained herein to the contrary, a Tax Indemnitee will not be required to contest (and the Lessee shall not be permitted to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification from Lessee under this Section 13.5 with respect to such claim (and any claim with respect to such year or any other taxable year the contest of which is materially adversely affected as a result of such waiver).

                (c) Reimbursement for Tax Savings. If (x) a Tax Indemnitee or any Affiliate thereof realizes a deduction, offset, credit or refund of any Taxes or any other savings or benefit as a result of any indemnity paid by the Lessee pursuant to this Section 13.5 or (y) by reason of the incurrence or imposition of any Tax (or the circumstances or event giving rise thereto) for which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by the Lessee pursuant to this Section 13.5 or any payment made by a Tax Indemnitee to the Lessee by reason of this Section 13.5(c), such Tax Indemnitee at any time actually realizes a reduction in any Taxes for which the Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section 13.5 which reduction in Taxes was not taken into account in computing such payment by the Lessee to or for the

                                                         Participation Agreement


        account of such Tax Indemnitee or by such Tax Indemnitee to the Lessee, then such Tax Indemnitee shall promptly pay to the Lessee (xx) the amount of such deduction, offset, credit, refund, or other savings or benefit together with the amount of any interest received by such Tax Indemnitee on account of such deduction, offset, credit, refund or other savings or benefit or (yy) an amount equal to such reduction in Taxes, as the case may be, in either case together with an amount equal to any reduced Taxes payable by such Tax Indemnitee as a result of such payment; provided that no such payment shall be made so long as a Default or Event of Default shall have occurred and be continuing but shall be paid promptly after cure of such Default or Event of Default. Each Tax Indemnitee agrees to take such actions as the Lessee may reasonably request (provided in the good faith judgment of such Tax Indemnitee, such actions would not result in a material adverse effect on such Tax Indemnitee for which such Tax Indemnitee is not entitled to indemnification from the Lessee) and to otherwise act in good faith to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessee pursuant to this Section 13.5 and to maximize the amount of any Tax savings available to it. The disallowance or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this Section 13.5(c) shall be treated as a Tax for which the Lessee is obligated to indemnify such Tax Indemnitee hereunder without regard to the exclusions set forth in the definition of Impositions except the exclusions set forth in (iv), (v),
        (vi), (vii), (ix), (x), (xi), (xiv) and (xvi).

                (d) Payments. Any Imposition indemnifiable under this Section
        13.5 shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 13.5 shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before two Business Days prior to the date that the relevant Taxes are due. Any payments made pursuant to this Section 13.5 shall be made directly to such Tax Indemnitee entitled thereto or the Lessee, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in Schedule II hereto. Upon the request of any Tax Indemnitee with respect to a Tax that the Lessee is required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

                (e) Reports. In the case of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section 13.5 and of which the Lessee has knowledge, the Lessee shall promptly notify such Tax Indemnitee of such requirement and, at the Lessee's expense (i) if the Lessee is permitted (unless otherwise requested by such Tax Indemnitee) by Applicable Law, timely file such report, return or statement in its own name or (ii) if such report, return or statement is required to be in the name of or filed by such Tax Indemnitee or such Tax Indemnitee otherwise requests that such report, return or statement for filing by such Tax Indemnitee in such manner as shall be satisfactory to such Tax Indemnitee and send the same to such Tax Indemnitee for filing no later than 15 days prior to the due date therefor. In any case in which such Tax Indemnitee will file any such report, return or statement, the Lessee shall, upon written request of such Tax Indemnitee, provide such Tax Indemnitee with such information as is reasonably necessary to allow such Tax Indemnitee to file such report, return or statement.

                (f) Verification. At the Lessee's request, the amount of any indemnity payment by the Lessee or any payment by a Tax Indemnitee to the Lessee pursuant to this Section 13.5 shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and such Tax Indemnitee. The costs of such verification shall be borne by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of the lesser of (i) $10,000, and (ii) 5 percent of the payment as computed by such Tax Indemnitee, in which case such fee shall be paid by such Tax Indemnitee. In no event shall the Lessee have the right to review such Tax Indemnitee's tax returns or receive any other confidential information from such Tax Indemnitee in connection with such verification. Any information provided to such accountants by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information as) the

                                                         Participation Agreement


        private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto and all such materials shall be returned to such Person. Such accounting firm shall be requested to make its determination within 30 days of the Lessee's request for verifications and the computations of the accounting firm shall be final, binding and conclusive upon the Lessee and such Tax Indemnitee. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Master Lease and that matters of interpretation of this Master Lease are not within the scope of the independent accounting firm's responsibilities.

                (g) Tax Ownership. Each Tax Indemnitee represents and warrants that it will not, prior to the termination of the Master Lease, claim ownership of (or any tax benefits, including depreciation, with respect to) any Property for any income tax purposes, it being understood that the Lessee is and will remain the owner of the applicable Property for such income tax purposes until the termination of the Master Lease. If, notwithstanding the income tax intentions of the parties as set forth herein, any Tax Indemnitee actually receives any income tax deductions, reductions in income tax or other income tax benefit as a result of any claim for, or recharacterization requiring such party to take, any tax benefits attributable to ownership of any Property for income tax purposes, such Tax Indemnitee shall pay to the Lessee, together with an amount equal to any reduced Taxes payable by such Tax Indemnitee as a result of such payment, the amount of such income tax savings actually realized by such Tax Indemnitee (less the amount of any anticipated increase in income tax which such Tax Indemnitee determines is currently payable as a result of such claim or recharacterization), provided that the Lessee shall agree to reimburse such Tax Indemnitee for any subsequent increase in such Tax Indemnitee's income taxes resulting from such claim or recharacterization not taken into account in the payment made to the Lessee, up to the net amount paid to the Lessee by each Tax Indemnitee. The parties agree that this Section 13.5(g) is intended to require a payment to the Lessee if and only if each Tax Indemnitee shall have actually received an unanticipated tax savings with respect to any Property that would not have been received if each Tax Indemnitee had advanced funds to the Lessee in the form of a loan secured by such Property in an amount equal to the applicable Property Cost. Nothing in this Section 13.5(g) shall be construed to require each Tax Indemnitee to take

                                                         Participation Agreement


        any affirmative action to realize any tax savings if in its good faith reasonable judgment such action may have a material adverse affect on each Tax Indemnitee.

        SECTION 13.6. Indemnity Payments in Addition to Lease Obligations. The Lessee acknowledges and agrees that the Lessee's obligations to make indemnity payments under this Article XIII are separate from, in addition to, and do not reduce, the Lessee's obligation to pay under the Lease that portion of the Lease Balance constituting the Loan Balance.

        SECTION 13.7. LIBO Rate Lending Unlawful. If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Participant (or its Funding Office) to make, maintain or fund Loans or Lessor Amounts, as applicable, and such Participant shall so notify the Lessee, whereupon until such Participant notifies the Lessee that the circumstances giving rise to such suspension no longer exist, the obligation to make Loans or Lessor Amounts, as applicable, shall be suspended. Such Participant, with the consent of the Lessee (which consent shall not unreasonably be withheld), will designate a different Funding Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Participant, be otherwise disadvantageous to such Participant. If such notice is given (i) each Lessee shall be entitled upon its request to a reasonable explanation of the factors underlying such notice and
(ii) each Advance then outstanding shall begin to bear interest at the Alternate Base Rate either (a) on the last day of the then current Interest Period applicable thereto, if such Participant may lawfully continue to maintain and fund such Advance to such day or (b) immediately, if such Participant shall determine that it may not lawfully continue to maintain and fund such Advance to such day.

        SECTION 13.8. Deposits Unavailable. If any of the Participants shall have determined that

                (i) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Participant in its relevant market; or

                (ii) by reason of circumstances affecting the Participant's relevant market, adequate means do not exist for ascertaining the interest rate or Yield, as the case

                                                         Participation Agreement


        may be, applicable to such Participant's Loans or Lessor Amounts,

then, upon notice from such Participant to the Lessee and the other Participants, (i) the obligations of the Participants to make Loans or Lessor Amounts, as the case may be, shall be suspended and (ii) each outstanding Loan or Lessor Amount, as the case may be, shall begin to bear interest or accrue Yield at the Alternate Base Rate on the last day of the then current Interest Period applicable thereto.

        SECTION 13.9. Increased Costs, etc.

                (a) In the event that the adoption of any applicable law, rule or regulation, or any change therein or in the interpretation or application thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Participant with any request or directive after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency:

                        (i) does or shall subject any Participant to any
                additional tax of any kind whatsoever with respect to the Operative Documents or any Loan or Lessor Amount, as applicable, made by it, or change the basis or the applicable rate of taxation of payments to such Participant of principal, interest or any other amount payable hereunder (except for the imposition of or change in any tax on or measured by or with respect to the overall gross or net income, or gross or net receipts (including, without limitation, any minimum taxes, income or capital gains taxes, or taxes on, or measured by or with respect to or in the nature of capital, net worth, excess profits, items of tax preference, capital stock, business privilege or doing business or any other similar taxes) of such Participant (other than any such tax imposed by means of withholding and specifically excluding income taxes merely collected by means of withholding) or any tax imposed in lieu thereof);

                        (ii) does or shall impose, modify or hold applicable any
                reserve, special deposit, insurance assessment, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Participant which are not otherwise included in determination of the rate of interest on Loan or Lessor Amount, as applicable, hereunder; or

                        (iii) does or shall impose on such Participant any other
                condition;

        and the result of any of the foregoing is to increase the cost to such Participant of making or maintaining Loan or Lessor Amount, as applicable, or to reduce any amount receivable hereunder, then in any such case, the Lessee shall promptly pay to such Participant, upon demand, any additional amounts necessary to compensate such Participant for such increased cost or reduced amount receivable which such Participant deems to be material as determined by such Participant with respect to Loan or Lessor Amount, as applicable.

                (b) If any Participant shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Participant (or any entity directly or indirectly controlling such Participant) as a consequence of such Participant's obligations under the Operative Documents to a level below that which such Participant (or any entity directly or indirectly controlling such Participant) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Participant to be material, then from time to time, within fifteen (15) days after demand by such Participant, the Lessee shall pay to such Participant such additional amount or amounts as will compensate such Participant (or its Parent) for such reduction.

                (c) Each Participant will promptly notify the Lessee of any event of which it has knowledge, occurring after the date hereof, which will entitle such Participant to compensation pursuant to this Section and will, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office or take any other reasonable action if such designation or action will avoid the need for, or reduce the amount of, such compensation and will not, in the

                                                         Participation Agreement


        reasonable judgment of such Participant, be otherwise disadvantageous to such Participant. A certificate of such Participant claiming compensation under this Section and setting forth in reasonable detail its computation of the additional amount or amounts to be paid to it hereunder shall be presumed correct in the absence of demonstrable error. In determining such amount, such Participant may use any reasonable averaging and attribution methods.

                (d) Notwithstanding the foregoing clauses (a) and (b) of this
        Section 13.9, the Lessee shall only be obligated to compensate such Participant for any amount arising or accruing both:

                        (i) during (A) any time or period commencing (x) in the
                case of subsection (a), not earlier than the first day of any Interest Period in effect on the date which, and (y) in the case of subsection (b), not earlier than the date on which such Participant notifies the Lessee that it proposes to demand such compensation and identifies to the Lessee the statute, regulation or other basis upon which the claimed compensation is or will be based and (B) any time or period during which, because of the retroactive application of such statute, regulation or other basis, such Participant did not know that such amount would arise or accrue; and

                        (ii) within six months prior to any demand therefor,
                accompanied by a certificate of such Participant claiming compensation and setting forth in reasonable detail its computation of the additional amount or amounts to be paid to it hereunder.

        SECTION 13.10. Funding Losses. If any payment of principal amount of any Loan or Lessor Amount is made on any day other than the last day of an Interest Period applicable thereto, the Lessee shall reimburse the party claiming reimbursement therefor within fifteen (15) days after demand for any resulting loss or expense incurred by it, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that the such party shall have delivered to the Lessee a certificate as to the amount of such loss or expense, which certificate shall be presumed correct in the absence of demonstrable error. Such party will, at the request of the Lessee, furnish such

                                                         Participation Agreement


additional information concerning the determination of such loss as the Lessee may reasonably request.


                                   ARTICLE XIV

                                  MISCELLANEOUS

        SECTION 14.1. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Participation Agreement, the transfer of any Property to the Lessor, any disposition of any interest of the Lessor in any Property or any Improvements and the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. Except as otherwise expressly set forth herein or in other Operative Documents, the indemnities of the parties provided for in the Operative Documents shall survive the expiration or termination of any thereof for a period not to exceed one year after the later of (x) the Expiration Date and (y) the payment in full in cash of the Lease Balance.

        SECTION 14.2. No Broker, etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser, except Lund Financial Corporation to act on its behalf in connection with this Participation Agreement or the transactions contemplated herein, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

        SECTION 14.3. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service, by hand or by facsimile transmission and any such notice shall become effective five Business days after being deposited in the mails, certified or registered with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery or, if delivered by hand or facsimile transmission, when received, and shall be directed to

                                                         Participation Agreement


the address of such Person as indicated on Schedule II. From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

        SECTION 14.4. Counterparts. This Participation Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 14.5. Amendments.

                (a) The provisions of this Participation Agreement may from time to time be amended, modified or waived, provided, however, that such amendment, modification or waiver is in writing and consented to by the Lessee and the Required Participants; provided, further, however, that no amendment or waiver of any provision relating to payment or performance of an obligation owed to any Participant shall be effective against such Participant unless it has been consented to in writing by such Participant.

                (b) Neither any Operative Document nor any of the terms thereof may be terminated (except upon payment in full of the Lease Balance or effective exercise and consummation of the Remarketing Option in accordance with Article XX of the Master Lease and payment in full of all amounts due in accordance therewith), amended, supplemented, waived or modified without the written agreement or consent of each party thereto and, regardless of whether the Lenders and the Lessor are parties thereto, the Required Participants.

        SECTION 14.6. Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

        SECTION 14.7. Parties in Interest. Except as expressly provided herein, none of the provisions of this Participation Agreement is intended for the benefit of any Person except the parties hereto. The Lessee shall not assign or transfer any of its rights or obligations under the Operative Documents except in accordance with the terms and conditions thereof.

        SECTION 14.8. GOVERNING LAW. THIS PARTICIPATION AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE

                                                         Participation Agreement


STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE- OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

        SECTION 14.9. Severability. Any provision of this Participation Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 14.10. Liability Limited. (a) The parties hereto agree that except as specifically set forth herein or in any other Operative Document, Lessor shall have no personal liability whatsoever to the Lessee or any Participant or their respective successors and assigns for any claim based on or in respect hereof or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and the recourse shall be solely had against the Lessor's interest in any Property; provided, however, that Lessor shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) breach of any of its representations, warranties or covenants under the Operative Documents, or (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding sentence: (i) Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of Lessor to the Lessee are solely nonrecourse obligations except to the extent that it has received payment from others; and (iii) all such personal liability of Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Lessor.

        (b) No Participant shall have any obligation to any other Participant or to the Lessee, the Lessor or the Lenders with respect to transactions contemplated by the Operative Documents, except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

                                                         Participation Agreement


        SECTION 14.11. Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and preserve the security interests and liens (and the priority thereof) intended to be created pursuant to this Participation Agreement, the other Operative Documents, and the transactions thereunder (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected); provided, however, that the Lessee shall not be required to pay expenses pursuant to this Section to the extent arising from a breach or alleged breach by the Lenders or the Lessor of any agreement entered into in connection with the assignment or participation of any Loan or Lessor Amount. The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

        SECTION 14.12. Submission to Jurisdiction. The Lessee hereby submits to the nonexclusive jurisdiction of any United States District Court located in the State of California for purposes of all legal proceedings arising out of or relating to the Operative Documents or the transactions contemplated hereby. The Lessee irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        SECTION 14.13. Setoff. The Lenders and the Lessor shall, upon the occurrence of any Lease Event of Default, have the right to appropriate and apply to the payment of the Lessee's obligations under the Lease as security for the payment of such obligations, any and all balances, credits, deposits, accounts or moneys of the Lessee then or thereafter maintained with any Lender or Lessor. The rights of the Lenders and the Lessor under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Person may have.

        SECTION 14.14. Replacement of Lender. If a Lender fails to fund its share of the Loans, and such failure is not based on a right granted thereto under the Operative Documents, then the Lessee shall have the right (but not the obligation) to

                                                         Participation Agreement


require such Lender to assign and delegate in accordance with Section 12.1 all of such Lender's total Loans and Commitment to any of the Lenders or to any other financial institution selected by Lessee that, in each case, is willing to accept such assignment and delegation and if no such Lender or financial institution will accept such assignment and delegation, the Lessee shall (in addition to any other right Lessee may have at law or in equity) have the right to prepay all outstanding amounts with respect to such Lender and terminate such Lender's Commitment.

        SECTION 14.15. WAIVER OF JURY TRIAL. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PARTICIPATION AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY OF THE PARTIES HERETO. THE PARTIES HERETO HEREBY AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH LITIGATION WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL HAS NOT OR CANNOT BE WAIVED. THE PROVISIONS OF THIS SECTION 14.15 HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND SHALL BE SUBJECT TO NO EXCEPTIONS. THE LESSEE ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER OPERATIVE DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTICIPANTS ENTERING INTO THIS PARTICIPATION AGREEMENT AND EACH SUCH OTHER OPERATIVE DOCUMENT.

                                                         Participation Agreement


        IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       SYMANTEC CORPORATION,
                                       as Lessee, Construction Agent,
                                       Pledgor and Guarantor




                                       By  /s/  Greg Myers
                                         -------------------------------
                                         Name:  Greg Myers
                                         Title: VP, Finance

                                                        Participation Agreement


                                       SUMITOMO BANK LEASING AND FINANCE, INC., as Lessor



                                       By   /s/  William M. Ginn
                                          --------------------------------------
                                          Name:  William M. Ginn
                                          Title: President

                                                         Participation Agreement



                                       THE SUMITOMO BANK, LIMITED, LOS
                                       ANGELES BRANCH, as Agent



                                       By  /s/  Azar Shakeri
                                         ----------------------------------
                                         Name:  Azar shakeri
                                         Title: Vice President

                                                         Participation Agreement



                                       THE BANK OF NOVA SCOTIA,
                                       as Lender and Documentation Agent



                                       By  /s/ EDWARD KOFMAN
                                         ------------------------------------
                                         Name:  Edward Kofman
                                         Title: Relationship Manager

                                                         Participation Agreement



                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A.,
                                       "Rabobank Nederland," New York Branch



                                       By  /s/ IAN REECE
                                         ------------------------------------
                                         Name:  Ian Reece
                                         Title: Senior Credit Officer



                                       By  /s/ M. CHRISTINA DEBLER
                                         ------------------------------------
                                         Name:  M. Christina Debler
                                         Title: Vice President

                                                                      SCHEDULE I
                                                      TO PARTICIPATION AGREEMENT



                                   COMMITMENTS



================================================================================
              PARTICIPANT                                  COMMITMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                Lender
--------------------------------------------------------------------------------
       The Bank of Nova Scotia                                 [ ]
--------------------------------------------------------------------------------
          Rabobank Nederland                            [$50,000,000.00]
--------------------------------------------------------------------------------
                Lessor
--------------------------------------------------------------------------------
        Sumitomo Bank Leasing                                  [ ]
          and Finance, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                TOTAL:                                   $94,000,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                                     SCHEDULE II
                                                      TO PARTICIPATION AGREEMENT



        Notice Information, Wire Instructions and Funding Offices


Lessee, Construction Agent and Guarantor

        Notice Information, Wire Instructions and Funding Offices


Lessee, Construction Agent and Guarantor

SYMANTEC CORPORATION
10201 Torre Avenue
Cupertino, California 95014
Attn:  Treasury Department
Facsimile No: (408) 252-3446

Wire Transfer Instructions:
   Bank:  Bank of America
   ABA Number:  121000358
   Account Number: 12338-10287
   Ref:  Symantec Lease


Lessor:

SUMITOMO BANK LEASING AND FINANCE, INC.
277 Park Avenue - 5th Floor
New York, New York  10172
Attention: Chief Credit Officer
Facsimile No.: (212) 224-5222

Wire Transfer Instructions:
   Bank: Citibank, N.A. New York
   ABA Number: 021000089
   F/B/O: The Sumitomo Bank, Ltd., N.Y.
   Account Number: 36023837
   Further Credit to: Sumitomo Bank Leasing and Finance, Inc.
           A/C Number 283572
   Ref: Symantec Lease

Agent:

THE SUMITOMO BANK, LTD., LOS ANGELES BRANCH
C|O SUMITOMO BANK LEASING AND FINANCE, INC.
277 Park Avenue - 5th Floor
New York, New York  10172
Attention: Chief Credit Officer
Facsimile No.: (212) 224-5222



Wire Transfer Instructions:
   Bank: Citibank, N.A. New York
   ABA Number: 021000089
   F/B/O: The Sumitomo Bank, Ltd., N.Y.
   Account Number: 36023837
   Further Credit to: Sumitomo Bank Leasing and Finance, Inc.
           A/C Number 283572
   Ref: Symantec Lease


Lenders:

THE BANK OF NOVA SCOTIA





RABOBANK NEDERLAND, NEW YORK BRANCH

                                TABLE OF CONTENTS



                                                                                                        Page
                                                                                                        ----
                                                ARTICLE I
                                       DEFINITIONS; INTERPRETATION


                                                ARTICLE II
                       CONDITIONS PRECEDENT TO DOCUMENTATION AND ACQUISITION DATES;
                     CONDITIONS PRECEDENT TO EACH CONSTRUCTION ADVANCE; CONDITIONS TO
                                          SUBSTANTIAL COMPLETION

SECTION 2.1.        Documentation Date.....................................................................2
SECTION 2.2.        Acquisition Dates/Restructuring Date...................................................4
SECTION 2.3.        Conditions Precedent to each Construction
                      Advance..............................................................................9
SECTION 2.4.        Conditions to Substantial Completion of
                      the Property........................................................................11


                                                ARTICLE III
                                            FUNDING OF ADVANCES

SECTION 3.1.        Advances..............................................................................12
SECTION 3.2.        Lessor Commitment.....................................................................13
SECTION 3.3.        Lenders' Commitments..................................................................13
SECTION 3.4.        Procedures for Advances...............................................................13


                                                ARTICLE IV
                                           YIELD; INTEREST; FEES

SECTION 4.1.        Yield.................................................................................14
SECTION 4.2.        Interest on Loans.....................................................................15
SECTION 4.3.        Fees; Break Costs.....................................................................15


                                                 ARTICLE V
                                     CERTAIN INTENTIONS OF THE PARTIES

SECTION 5.1.        Nature of Transaction.................................................................16
SECTION 5.2.        Amounts Due Under Lease...............................................................17


                                                 ARTICLE VI
                                            ADDITIONAL COLLATERAL

SECTION 6.1.        Deficiency............................................................................18
SECTION 6.2.        Surplus...............................................................................18


                                                 ARTICLE VII
                                                DISTRIBUTIONS

SECTION 7.1.        Basic Rent............................................................................19
SECTION 7.2.        Purchase Payments by the Lessee.......................................................19
SECTION 7.3.        Payment of Loan Balance...............................................................20
SECTION 7.4.        Sales Proceeds of Remarketing of
                      Properties..........................................................................20
SECTION 7.5.        Supplemental Rent.....................................................................20
SECTION 7.6.        Additional Collateral Realizations....................................................20
SECTION 7.7.        Distribution of Payments after Lease
                      Event of Default....................................................................21
SECTION 7.8.        Other Payments........................................................................23
SECTION 7.9.        Casualty and Condemnation Amounts.....................................................23
SECTION 7.10.       Order of Application..................................................................24

                                                ARTICLE VIII
                                              REPRESENTATIONS

SECTION 8.1.        Representations of the Participants...................................................24
SECTION 8.2.        Representations of the Lessee.........................................................24


                                                 ARTICLE IX
                                        PAYMENT OF CERTAIN EXPENSES

SECTION 9.1.        Transaction Expenses..................................................................31
SECTION 9.2.        Brokers' Fees and Stamp Taxes.........................................................32
SECTION 9.3.        Loan Agreement and Related Obligations................................................32


                                                 ARTICLE X
                                       OTHER COVENANTS AND AGREEMENTS

SECTION 10.1.       Affirmative Covenants of Lessee.......................................................32


                                                 ARTICLE XI
                                             LESSEE DIRECTIONS

SECTION 11.1.       Lessee Directions.....................................................................36


                                                ARTICLE XII
                                    TRANSFERS OF PARTICIPANTS' INTERESTS

SECTION 12.1.       Assignments...........................................................................37
SECTION 12.2.       Participations........................................................................38
SECTION 12.3.       Withholding Taxes; Disclosure of
                      Information; Pledge Under Regulation A..............................................39


                                                ARTICLE XIII
                                              INDEMNIFICATION

SECTION 13.1.       General Indemnification...............................................................40
SECTION 13.2.       End of Term Indemnity.................................................................43
SECTION 13.3.       Environmental Indemnity...............................................................44
SECTION 13.4.       Proceedings in Respect of Claims......................................................45
SECTION 13.5.       General Tax Indemnity.................................................................47
SECTION 13.6.       Indemnity Payments in Addition to Lease
                      Obligations.........................................................................54
SECTION 13.7.       LIBO Rate Lending Unlawful............................................................54
SECTION 13.8.       Deposits Unavailable..................................................................55
SECTION 13.9.       Increased Costs, etc..................................................................55
SECTION 13.10.      Funding Losses........................................................................57


                                                ARTICLE XIV
                                               MISCELLANEOUS

SECTION 14.1.       Survival of Agreements................................................................58
SECTION 14.2.       No Broker, etc........................................................................58
SECTION 14.3.       Notices...............................................................................59
SECTION 14.4.       Counterparts..........................................................................59
SECTION 14.5.       Amendments............................................................................59
SECTION 14.6.       Headings, etc.........................................................................60
SECTION 14.7.       Parties in Interest...................................................................60
SECTION 14.8.       GOVERNING LAW.........................................................................60
SECTION 14.9.       Severability..........................................................................60
SECTION 14.10.      Liability Limited.....................................................................60
SECTION 14.11.      Further Assurances....................................................................61

SECTION 14.12.      Submission to Jurisdiction............................................................61
SECTION 14.13.      Setoff................................................................................62
SECTION 14.14.      Replacement of Lender.................................................................62
SECTION 14.15.      WAIVER OF JURY TRIAL..................................................................62

                                    SCHEDULES

SCHEDULE I          Participants' Commitments

SCHEDULE II         Notice Information, Wire Instructions, and
                        Funding Offices


                                    EXHIBITS

EXHIBIT A           Form of Funding Request
EXHIBIT B           Form of Responsible Officer's Certificate
EXHIBIT C           Form of Legal Opinion
EXHIBIT D           Form of Nondisturbance, Subordination and
                        Attornment Agreement
EXHIBIT E           Form of Assignment Agreement
EXHIBIT F           Excepted Subleases